Please file this Supplement with your records.

AAM/Bahl & Gaynor Income Growth Fund

Class A (Ticker Symbol: AFNAX)
Class C (Ticker Symbol: AFYCX)
Class I (Ticker Symbol: AFNIX)

AAM Select Income Fund

Class A (Ticker Symbol: CPUAX)
Class C (Ticker Symbol: CPUCX)
Class I (Ticker Symbol: CPUIX)

PROSPECTUS
November 1, 2014 as supplemented on August 5, 2015

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

AAM Funds
Each a series of Investment Managers Series Trust (the “Trust”)
Each of the funds described in this Prospectus will be referred to as a “Fund” and together as the “Funds”

Table of Contents

SUMMARY SECTION – AAM/BAHL & GAYNOR INCOME GROWTH FUND	1
SUMMARY SECTION – AAM SELECT INCOME FUND	6
MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	13
MANAGEMENT OF THE FUNDS	20
DISTRIBUTION AND SHAREHOLDER SERVICE PLAN	28
YOUR ACCOUNT WITH THE FUNDS	30
DIVIDENDS AND DISTRIBUTIONS	43
FEDERAL INCOME TAX CONSEQUENCES	43
FINANCIAL HIGHLIGHTS	45

This Prospectus sets forth basic information about the Funds that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is November 1, 2014, as supplemented on August 5, 2015.

SUMMARY SECTION

AAM/Bahl & Gaynor Income Growth Fund

Investment Objective
The investment objectives of the AAM/Bahl & Gaynor Income Growth Fund (the “Fund”) are to seek primarily current and growing income and secondarily long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Purchase of Shares – AAM/Bahl & Gaynor Income Growth Fund - Class A Shares” on page 31 of this Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%[1]	1.00%[1]	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses[2] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.65%		0.65%		0.65%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		2.08%		2.08%		2.08%
Shareholder service fees	0.15%		0.15%		0.15%
All other expenses	1.93%		1.93%		1.93%
Acquired fund fees and expenses		0.01%		0.01%		0.01%
Total annual fund operating expenses		2.99%		3.74%		2.74%
Fees waived and/or expenses reimbursed[3]		(1.58%)		(1.58%)		(1.58%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		1.41%		2.16%		1.16%

1.	For Class A Shares, no sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.
2.	The expense information in the table has been restated to reflect the current management fees and shareholder service fees, both effective March 31, 2014.
3.	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40%, 2.15% and 1.15% of the average daily net assets of the Class A, Class C and Class I Shares of the Fund, respectively. This agreement is in effect until November 1, 2015, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$784	$1,283	$1,904	$3,571
Class C Shares	$322	$998	$1,797	$3,883
Class I Shares	$118	$700	$1,309	$2,955

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$686	$1,283	$1,904	$3,571
Class C Shares	$219	$998	$1,797	$3,883
Class I Shares	$118	$700	$1,309	$2,955

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its assets plus borrowings for investment purposes in equity securities that have historically paid dividends. Although the Fund may invest in any size companies, it primarily invests in the common stocks of large capitalization companies. The Fund’s sub-advisor considers large capitalization companies to be those with market capitalization of $10 billion or higher at the time of purchase. Under normal market conditions, the Fund typically invests in a diversified portfolio of 35 to 50 securities spread across a variety of economic sectors. However, from time to time, the Fund may invest a larger percentage of its net assets in one or more sectors. Investments in and weightings of individual sectors vary based on the sub-advisor’s assessment of company fundamentals, valuations and overall economic conditions. The Fund’s sub-advisor focuses on high-quality companies that typically produce steady earnings and dividend growth. The Fund may also invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests.

The Fund may invest in foreign securities. The Fund’s investments in foreign securities are primarily in American Depositary Receipts (“ADRs”) and similar receipts. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Sector Concentration Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of June 30, 2014, 17% of the Fund’s assets were invested in the Technology sector. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally.

Focused Risk. Although the Fund is diversified, the Fund’s sub-advisor intends to focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Real Estate Investment Trust (REIT) Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Management Risk. The skill of the Fund’s sub-advisor plays a significant role in the Fund’s ability to achieve its investment objective. The value of your investment depends on the judgment of the Fund’s sub-advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s sub-advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.aammutualfunds.com, or by calling the Fund at 1-888-966-9661. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Calendar-Year Total Return (before taxes) for Class I Shares
For each calendar year at NAV

The year-to-date return as of September 30, 2014 was 8.60%

Highest Calendar Quarter Return at NAV 7.64% -- Quarter Ended 12/31/2013
Lowest Calendar Quarter Return at NAV 1.51% -- Quarter Ended 9/30/2013

Average Annual Total Returns (for periods ended December 31, 2013)

	1 Year	Since Inception	Inception Date
Class I Shares — Return Before Taxes	22.83%	16.66%	July 5, 2012
Class I Shares — Return After Taxes on Distributions*	22.14%	26.14%	July 5, 2012
Class I Shares — Return After Taxes on Distributions and Sale of Fund Shares*	13.43%	12.80%	July 5, 2012
Class A Shares — Return Before Taxes	22.68%	16.56%	July 5, 2012
S&P 500 (reflects no deduction for fees, expenses or taxes)	32.39%	25.13%	July 5, 2012

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown.

Investment Advisor and Sub-advisor
Advisors Asset Management, Inc. (the “Advisor” or “AAM”) is the Fund’s investment advisor. Bahl & Gaynor, Inc. (the “Sub-advisor” or “Bahl & Gaynor”) is the Fund’s sub-advisor.

Portfolio Managers

Name and Title (Bahl & Gaynor)	Managed the Fund Since:
William F. Bahl, CFA, CIC - Co-Founder and Chairman	July 5, 2012
Vere W. Gaynor - Co-Founder and President	July 5, 2012
George G. Strietmann, CFA, CIC - Vice President and Principal	July 5, 2012
Charles A. Pettengill, CFA, CIC, CPA - Vice President and Principal	July 5, 2012
Eleanor K. Moffat, CFA, CIC - Vice President and Principal	July 5, 2012
Scott D. Rodes, CFA, CIC - Vice President and Principal	July 5, 2012
Lori A. Hudson - Vice President and Principal	July 5, 2012
Edward A. Woods, CFA, CIC - Vice President and Principal	July 5, 2012
John B. Schmitz, CFA, CIC - Vice President and Principal	July 5, 2012
Ellis D. Hummel, CFP - Vice President and Principal	July 5, 2012
Stephanie S. Thomas, CFA – Vice President and Principal	January 2, 2013
Nicholas W. Puncer, CFA, CFP – Vice President	November 1, 2014
Christopher M. Rowane, CFA – Vice President	November 1, 2014
W. Jeff Bahl – Vice President	November 1, 2014
James E. Russell, Jr., CFA, Portfolio Manager	January 2015

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A & C Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$25,000	$5,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

AAM Select Income Fund

Investment Objective
The investment objective of the AAM Select Income Fund (the “Fund”) is to seek current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Purchase of Shares – AAM/Select Income Fund - Class A Shares” on page 32 of this Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%[1]	1.00%[1]	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[2]		0.50%		0.50%		0.50%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		1.54%		1.54%		1.54%
Shareholder service fees	0.10%		0.10%		0.10%
All other expenses	1.44%		1.44%		1.44%
Acquired fund fees and expenses		0.01%		0.01%		0.01%
Total annual fund operating expenses		2.30%		3.05%		2.05%
Fees waived and/or expenses reimbursed[3]		(1.30%)		(1.30%)		(1.30%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		1.00%		1.75%		0.75%

1.	For Class A Shares, no sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.
2.	The expense information in the table has been restated to reflect the current management fees and shareholder service fees, both effective March 31, 2014.
3.	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.99%, 1.74% and 0.74% of the average daily net assets of the Class A, Class C and Class I Shares of the Fund, respectively. This agreement is in effect until November 1, 2015, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$500	$876	$1,378	$2,759
Class C Shares	$281	$820	$1,487	$3,273
Class I Shares	$ 77	$517	$983	$2,275

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$399	$876	$1,378	$2,759
Class C Shares	$178	$820	$1,487	$3,273
Class I Shares	$ 77	$517	$983	$2,275

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies
The Fund invests in a diversified basket of debt securities designed to generate a high rate of current income. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds such as:

•	U.S. corporate debt obligations,
•	Non-U.S. corporate and sovereign debt obligations (including emerging markets),
•	Residential and commercial mortgage-backed securities,
•	Asset-backed securities,
•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), and
•	Convertible bonds.

The Fund primarily invests in bonds rated investment grade (that is, securities rated in the “Baa”/”BBB” categories or above by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined to be of comparable credit quality by the Fund’s advisor or sub-adviser) at the time of purchase. However, the Fund may invest up to 25% of its total assets in fixed-income securities (also called “high yield bonds” or “junk bonds”) or, if unrated, determined to be of comparable credit quality by the Fund’s advisor or sub-advisor.

The Fund may invest in domestic master limited partnership (“MLPs”) and real estate investment trusts (“REITs”). MLPs are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for federal income tax purposes. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The Fund may also invest in derivative instruments, including but not limited to currency futures and interest rate futures.

The Fund may invest in preferred stocks which may be convertible into or may be accompanied by warrants or other equity securities. Any such securities may be of lower quality and may not be rated by any NRSRO. All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants are considered to comprise this part of the Fund’s portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.

The Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, that are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

The Fund’s sub-advisor focuses on a relative value strategy. The sub-advisor seeks to identify opportunities to purchase securities with high risk-adjusted yields across various fixed income sectors in order to maintain and increase income, and therefore the Fund’s dividend payment to its investors.

The sub-advisor expects that the Fund’s duration will remain between four and eight years; however, the Fund’s duration may be lengthened or shortened depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with duration of eight years would be expected to fall approximately 8% if interest rates rise 1%.

Principal Risks of Investing
Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than higher rated securities. The Fund’s debt security investments may underperform particular sectors of the debt market or the debt market as a whole.

Credit Risk. An issuer of a debt security or counterparty could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation.

Liquidity Risk. Due to a lack of demand in the marketplace or other factors such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, may only be able to sell those investments at a loss. Illiquid assets may also be difficult to value. This risk may be more pronounced for the Fund’s investments in developing countries.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds securities are less financially strong, are more likely to encounter financial difficulties and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Warrants Risk. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. If the price of the underlying stock does not rise above the exercise price before a warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Foreign Sovereign Risk. Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Real Estate Investment Trust (REIT) Risk. The Fund’s investments in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Master Limited Partnership Units Risk. An investment in MLP units involves risks in addition to the risks associated with a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk. Moreover, the value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

MLP Tax Risk. A change in current tax law, or a change in the business of an MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax, excise tax or another form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could reduce the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Therefore, if any MLPs owned by the Fund were treated as corporations or other forms of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the net asset value per share of the Fund’s shares.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include illiquidity risk and counterparty credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Futures Risk. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Security Lending Risk. Securities lending involves certain potential risks, primarily counterparty, market, liquidity and reinvestment risks. Counterparty risk is the risk that the borrower defaults and fails to return the borrowed securities. Market risk and liquidity risk is the risk that market movements affect security value following a default thus causing a deficiency following the liquidation of collateral or that the collateral cannot be liquidated at all. Reinvestment risk is the risk that the invested cash collateral incurs losses or underperforms relative to other investment options or relative to rebates paid.

Management Risk. The skill of the Fund’s sub-advisor plays a significant role in the Fund’s ability to achieve its investment objective. The value of your investment depends on the judgment of the Fund’s sub-advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s sub-advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance
The Fund does not yet have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor and Sub-advisor
Advisors Asset Management, Inc. (the “Advisor” or “AAM”) is the Fund’s investment advisor.

Sub-advisory services for the Fund are provided by Cutwater Investor Services Corp.under the brand Insight Investment (the “Sub-advisor”).

Portfolio Managers

Name and Title (Insight Investment)	Managed the Fund Since:
Clifford D. Corso – CEO, Insight Investment North America	April 19 2013
E. Gerard Berrigan – Head of US Fixed Income	April 19, 2013
Gautam Khanna, CFA, CPA – Senior Portfolio Manager	April 19 2013

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A & C Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$25,000	$5,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

AAM/Bahl & Gaynor Income Growth Fund

Principal Investment Strategies
The Fund’s investment objectives are to seek primarily current and growing income and secondarily long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Under normal market conditions, the Fund invests at least 80% of its assets plus borrowings for investment purposes in equity securities that have historically paid dividends. Although the Fund may invest in any size companies, it primarily invests in the common stocks of large capitalization companies. The Sub-advisor considers large capitalization companies to be those with market capitalization of $10 billion or higher at the time of purchase. Under normal market conditions, the Fund typically invests in a diversified portfolio of 35 to 50 securities spread across a variety of economic sectors. Investments in and weightings of individual sectors vary based on the Sub-advisor’s assessment of company fundamentals, valuations and overall economic conditions. The Fund may invest in foreign securities. The Fund’s investments in foreign securities are primarily in ADRs, which are receipts that represent interests in foreign securities held on deposit by U.S. banks. The Fund may also invest in REITs.

The Sub-advisor uses a bottom-up fundamental approach in selecting the Fund’s investments. The Sub-advisor focuses on companies that have historically produced steady earnings and dividend growth. The Sub-advisor employs a four-step process that begins with a bottom up quantitative screen of factors such as market cap, dividend yield and Standard and Poor’s quality ranking. Second, the Sub-advisor performs a fundamental review looking at quantitative and qualitative comparisons of each company with others in its economic sector. Third, a fundamental security investigation is used to identify high-quality companies with strong dividend growth prospects and at least a 2% current yield. Finally, the Sub-advisor’s investment committee reviews and makes a consensus decision.

The Sub-advisor generally sells a security when in its opinion one or more of the following occurs, among other reasons: 1) the security’s dividend is reduced to what the Sub-advisor believes is an unacceptable amount per share, 2) the company’s fundamentals deteriorate, 3) the company’s stock or income contribution becomes over-weighted in the portfolio due to appreciation or other factors, 4) the Sub-advisor identifies a more attractive investment opportunity for the Fund, or 5) the Fund must meet redemption requests.

When the Sub-advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objectives, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position the Fund may not achieve its investment objectives.

AAM Select Income Fund

Principal Investment Strategies
The Fund’s investment objective is to seek current income. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

The Fund invests in a diversified basket of debt securities designed to generate a high rate of current income. The Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds such as:

•	U.S. corporate debt obligations,
•	Non-U.S. corporate and sovereign debt obligations (including emerging markets),
•	Residential and commercial mortgage-backed securities,
•	Asset-backed securities,
•	U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), and
•	Convertible bonds.

The Fund primarily invests in bonds rated investment grade (that is, securities rated in the “Baa”/”BBB” categories or above by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined to be of comparable credit quality by the Fund’s advisor or sub-adviser) at the time of purchase. However, the Fund may invest up to 25% of its total assets in fixed-income securities (also called “high yield bonds” or “junk bonds”) or, if unrated, determined to be of comparable credit quality by the Fund’s advisor or sub-advisor Investments in junk bonds are speculative in nature and often trade on a substantial discount to their face value because the market perceives a high likelihood that their issuers may default.

The Fund may invest in MLPs and REITs. MLPs are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for federal income tax purposes. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interest. The Fund may also invest in derivative instruments, including but not limited to currency futures and interest rate futures.

The Fund may invest in preferred stocks which may be convertible or may be accompanied by warrants or other equity securities. Any securities may be of lower quality and may not be rated by any NRSRO. All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants are considered to comprise in this part of the Fund’s portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.

The Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

The Sub-advisor focuses on a relative value strategy. The Sub-advisor seeks to identify opportunities to purchase securities with high risk-adjusted yields across various fixed income sectors in order to maintain and increase income, and therefore the Fund’s dividend payment to its investors.

The Sub-advisor expects that the Fund’s duration will remain between four and eight years; however, the Fund’s duration may be lengthened or shortened depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with duration of eight years would be expected to fall approximately 8% if interest rates rose 1%.

The Sub-advisor’s sell discipline is based on its internal assessment of the creditworthiness of an issuer and a security’s yield premium. If the risk/reward tradeoff shifts substantially, the Sub-advisor will evaluate selling the security. This tradeoff can result from an increase in valuation or an increase in risk, either of which may make the security less attractive prospectively.

The Fund may purchase securities selling at a premium over, or at a discount, from their face amount.

When the Sub-advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund makes investments for defensive purposes, it may not achieve its investment objective.

Principal Risks of Investing
The Funds’ principal risks are mentioned below. Before you decide whether to invest in the Funds, carefully consider these risk factors and special considerations associated with investing in the Funds, which may cause investors to lose money.

Principal Risks of the AAM/Bahl & Gaynor Income Growth Fund
•	Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. The stock market has been subject to significant volatility recently which has increased the risk associated with an investment in the Fund.

•	Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

•	Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

•	Small-Cap and Mid-Cap Company Risk. Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

•	Sector Concentration Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of June 30, 2014, 17% of the Fund’s assets were invested in the Technology sector. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally. Technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time.

•	Focused Risk. Although the Fund is diversified, the Sub-advisor intends to focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Principal Risks of the AAM Select Income Fund

•	Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

•	Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, a repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit ratings may reflect the varying degrees of risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

•	Liquidity Risk. Due to a lack of demand in the marketplace or other factors such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss desired prices. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be more pronounced for the Fund’s investments in developing countries.

•	High Yield (“Junk”) Bond Risk. High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer.

•	Convertible Securities Risk. Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuers, and the ability of those issuers to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

•	Warrants Risk. A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay fixed dividends. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant can be exercised prudently (in which case the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant).

•	Currency Risk. Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar. Similarly, investments that speculate on the appreciation of the U.S. Dollar are subject to the risk that the U.S. Dollar may decline in value relative to foreign currencies. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. Dollar will reduce the value of securities held by the Fund and denominated in such currencies. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•	Foreign Sovereign Risk. Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. It is possible that a foreign sovereign may default on its debt obligations. It is possible that a foreign sovereign may default on its debt obligations.

•	Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have government exchange controls, less market regulation, and less developed economic, political and legal systems than those of more developed countries. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging securities markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. There may be delays in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments.

•	Mortgage-Backed and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

•	Master Limited Partnership Units Risk. An investment in MLP units involves risks in addition to the risks associated with a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. MLPs are subject to regulatory and tax risk. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities. In that case, the MLP would be subject to U.S. federal income taxation, and distributions received by the Fund generally would be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Fund’s shares. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk.

•	MLP Tax Risk. A change in current tax law, or a change in the business of an MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax, excise tax or another form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could reduce the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Therefore, if any MLPs owned by the Fund were treated as corporations or other forms of taxable entity for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the net asset value per share of the Fund’s shares.

•	Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value such as futures, options, swaps and forward contracts. Using derivatives can have a leveraging effect and increase fund volatility. Derivatives can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk, operational leverage risk and counterparty credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Certain risks relating to various types of derivatives in which the Fund may invest are described below.

•	Futures Risk. The Fund’s use of futures contracts (and related options) expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

•	Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

•	Security Lending Risk. Securities lending involves certain potential risks, primarily counterparty, market, liquidity and reinvestment risks. Counterparty risk is the risk that the borrower defaults and fails to return the borrowed securities. Market risk and liquidity risk is the risk that market movements affect security value following a default thus causing a deficiency following the liquidation of collateral or that the collateral cannot be liquidated at all. Reinvestment risk is the risk that the invested cash collateral incurs losses or underperforms relative to other investment options or relative to rebates paid.

Principal Risks Common to Both Funds

•	Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. For example, the financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. Such environments could make identifying investment risks and opportunities especially difficult for the Sub-advisor. In response to the crisis, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Foreign Investment Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

•	REIT Risk. The Fund’s investments in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Investment in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

•	Management Risk. The skill of the Fund’s sub-advisor plays a significant role in the Fund’s ability to achieve its investment objective. The value of your investment depends on the judgment of the Fund’s sub-advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s sub-advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Portfolio Holdings Information
A description of the Funds, policies and procedures with respect to the disclosure of the Funds’ portfolio securities are available in the Funds’ Statement of Additional Information (“SAI”). Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, or in the quarterly holdings report on Form N-Q, as applicable.

MANAGEMENT OF THE FUNDS

Investment Advisor and Sub-advisors
The Funds’ investment advisor, Advisors Asset Management, Inc., 18925 Base Camp Road, Suite 203, Monument, Colorado 80132, is registered as an investment advisor with the SEC. As each Fund’s investment advisor, AAM provides investment advisory services to the Fund, including: (i) the selection, oversight, termination and replacement of sub-advisors; (ii) ensuring quality control of the sub-advisor’s investment process; and (iii) monitoring and measuring the Fund’s risk and return against appropriate benchmarks and peers. As of September 30, 2014, the Advisor had approximately $619.2 million in assets under management.

Pursuant to the Advisory Agreement, the AAM/Bahl & Gaynor Income Growth Fund pays the Advisor an annual advisory fee of 0.65% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. Pursuant to the Advisory Agreement, the AAM Select Income Fund pays the Advisor an annual advisory fee of 0.50% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. The Advisor pays a portion of its advisory fees to the Sub-advisors for each respective Fund. The Funds’ SAI provides additional information about the fees paid to the Advisor and Sub-advisors. For the fiscal year ended June 30, 2014, the Advisor waived all advisory fees payable by the AAM/Bahl & Gaynor Income Growth Fund and the AAM Select Income Fund, pursuant to their contractual expense limitation agreement.

AAM/Bahl & Gaynor Income Growth Fund
The Fund’s Sub-advisor, Bahl & Gaynor, Inc., 212 East Third Street, Suite 200, Cincinnati, Ohio, 45202, is registered as an investment advisor with the SEC, and is responsible for the day-to-day management of the Fund’s portfolio, selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Advisor. Bahl & Gaynor provides investment advisory services for institutional clients and high net worth individuals. As of September 30, 2014, Bahl & Gaynor had approximately $7.1 billion in assets under management and $5.2 billion in assets under advisement.

A discussion regarding the basis for Board’s approval of the investment advisory agreement between the Trust and the Advisor and the sub-advisory agreement between the Advisor and Bahl & Gaynor is included in the Fund’s Semi-Annual Report to shareholders dated as of December 31, 2014.

Prior Performance for Similar Accounts Managed by Bahl & Gaynor
The following tables set forth performance data relating to the historical performance of all private accounts managed by the Sub-advisor for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Sub-advisor in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

BAHL & GAYNOR, INC.
INCOME GROWTH TAXABLE COMPOSITE

Average Annual Total Returns
For the Periods Ended December 31, 2013

	One Year	Three Years	Five Years	Since Inception (4/1/06)
Income Growth Taxable Composite
Net Returns, after fees/expenses*	23.99%	16.30%	16.29%	7.87%
Gross Returns	24.47%	16.77%	16.78%	8.33%
S&P 500 Index	32.39%	16.18%	17.94%	6.13%
Russell 1000 Index	33.11%	16.30%	18.59%	6.44%

*	The fees and expenses of accounts included in the Income Growth Taxable Composite are lower than the anticipated operating expenses of the Fund and, accordingly, the performance results of the Composite are higher than what the Fund’s performance would have been.

Annual Returns

Year Ended	Composite Return	Benchmark Return Russell 1000	Benchmark Return S&P 500	Number Of Accounts	Composite Dispersion	Total Composite Assets (millions)	Percentage of Total Firm Assets	Total Firm Assets (millions)	Total UMA Assets (millions)
2007	6.28%	5.77%	5.49%	4	N/A	$1.8	0.1%	$3,278.4	$0.0
2008	-24.13%	-37.60%	-37.00%	6	0.96%	$2.2	0.1%	$2,473.4	$0.0
2009	17.43%	28.43%	26.46%	8	0.33%	$8.7	0.3%	$2,704.0	$48.1
2010	16.16%	16.10%	15.06%	12	0.22%	$16.5	0.5%	$3,031.4	$195.1
2011	16.21%	1.51%	2.11%	21	0.71%	$67.4	1.9%	$3,475.0	$1,677.7
2012	10.03%	16.42%	16.00%	50	0.14%	$182.3	4.3%	$4,904.7	$2,760.6
2013	24.47%	33.11%	32.39%	67	0.31%	$453.6	6.9%	$6,573.6	$4,504.8

N.A. - Information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire year.

The Sub-advisor has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®), which differs from the SEC method of calculating performance. The GIPS are a set of standardized, industry wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Bahl & Gaynor was established in 1990 as a registered investment adviser, and is an independent, privately held corporation. Bahl & Gaynor includes all accounts managed by Bahl & Gaynor. The composite of Income Growth Taxable investment accounts under management were created in April 2006. Bahl & Gaynor has prepared and presented this report in compliance with the GIPS.

Accounts Eligible for the Composites
The composite include all assets of all portfolios that meet the following criteria:
•	Bahl & Gaynor has full discretionary investment authority.
•	The portfolio was under management for at least one full quarterly reporting period.
•	The portfolio follows common investment strategies.

Once an account has met the above criteria, it is included in the composite in the first full quarter under management. Accounts that change investment strategies are removed from the existing composite during the quarter in which the change takes place, and, are inserted into the new strategy composite at the beginning of the quarter following the restructuring. The history of terminated accounts is included in the composite for all periods prior to termination. Any account that has a significant cash flow that impedes the management of the account will be removed from the composite. Any account taken out of the composite due to a significant cash flow will be returned to the respective composite within three months (or sooner depending on the magnitude of the cash flow). Significant cash flow is defined as any external flow of cash and/or securities that is client-initiated, and which exceeds 25% of account value. Additional information on the treatment of significant cash flows is available upon request.

Schedules of Performance
Bahl & Gaynor calculates quarterly and annual account returns using a time-weighted monthly linked percentage return formula with appropriate adjustments for cash flows. The quarterly composite calculation appropriately weights account returns for the size of each account using balances as of the beginning of the quarterly reporting period. Additional information regarding policies for calculating and reporting returns is available upon request. The currency used to express performance is U.S. Dollars. Security transactions are recognized based on trade date accounting. Interest income is recognized on an accrual basis. Dividend income is recognized on the ex-dividend date. The market value of each account is determined monthly and represents the sum of the account’s total assets, including accrued income, cash, cash equivalents, short-term investments and securities valued at current market prices. Percentage returns include accounts under management that meet the criteria specified above. No selective periods for presentation have been utilized. Leverage has not been used in any of the accounts included in the composite. Composite dispersion measures represent the consistency of Bahl & Gaynor’s annual composite performance with respect to the individual account annual returns within a composite. The dispersion of annual returns is measured by standard deviation across asset-weighted accounts. Dispersion includes only those accounts which have been included in the composite for the entire year. This eliminates any inaccuracies created by annualizing partial year returns. Past performance is not indicative of future results. Other methods may produce different results and the results for individual accounts and for different periods may vary depending on market conditions and the composition of the account. Care should be used when comparing these results to those published by other investment advisers, other investment vehicles and unmanaged indices due to possible differences in calculation methods. No alteration of the composite as presented here has occurred because of changes in personnel or other reasons at any time.

Composite Style
Income Growth Taxable Equity Composite seeks capital preservation and appreciation and places more emphasis on current dividend yield and annual growth of income. A complete list and description of Firm composites and performance results is available upon request.

Benchmarks
The Russell 1000 Index measures the performance of the large cap stocks within the Russell 3000 Index and represents all major industries. The S&P 500 Index is a capitalization-weighted index that measures the performance of 500 large capitalization domestic stocks representing all major industries. The Russell 1000 Index is one of the most appropriate benchmarks to best reflect large cap growth performance. The S&P 500 Index is one of the most appropriate benchmark to best reflect broad market performance. Bahl & Gaynor’s Income Growth Taxable composite may be compared to both benchmarks. Index information was obtained by Informal Investment Solutions. Bahl & Gaynor determined in September of 2008 that retroactively the Russell 1000 was a more appropriate benchmark than the Russell 1000 Growth index.

Income Growth Taxable Composite Advisory Fees
The schedule presents gross of fee performance before advisory fees, but after all trading costs for the Income Growth Taxable Composite. Composite returns would be reduced if advisory fees were included in the composite return calculation. For example, assuming a constant gross annual return of 10% and fees at Bahl & Gaynor’s standard fee schedule, the cumulative, compound effect of fees on the performance of the initial investment of $1,000,000 would be $8,000, $26,170, $47,736, and $121,061 for the 1, 3, 5, and 10 year time periods, leaving an after fee market value of $1,092,000, $1,304,830, $1,562,774, and $2,472,680 for the 1, 3, 5, and 10 year periods respectively. Net of fee performance reflects the deduction of each composite account’s quarterly fee. Advisory fees vary depending on account size. The advisory fee charged on an annual basis is 0.80% of assets of each portfolio under management up to $1,000,000, with break point reductions for larger accounts, though varying terms may be negotiated. Bahl & Gaynor raised its advisory fee to 0.90% for the first $1,000,000 under management in first quarter of 2005. Gross and net of fee returns are calculated gross of withholding taxes on foreign dividends. The minimum account fee is $6,000. A complete schedule of advisory fees is contained in Bahl & Gaynor’s Form ADV on file with the SEC, which is available upon request.

Portfolio Managers
Bahl & Gaynor makes investment decisions through an Investment Committee. The Investment Committee is comprised of 13 senior investment professionals who are actively involved in the decision making process. All of these senior managers function as portfolio managers, research analysts, and client service contacts. In addition, each senior manager specializes in a specific sector in which the Fund invests. They function as peers with each having an equal vote on portfolio security purchases and sales.

William F. Bahl, CFA, CIC is Co-Founder and Chairman of the Sub-advisor. Mr. Bahl is responsible for portfolio management, investment research of the financial services industry, and client service. Prior to forming Bahl & Gaynor in 1990, Mr. Bahl was Senior Vice President and Chief Investment Officer of the Northern Trust Company in Chicago. Prior to joining Northern Trust in 1985, Mr. Bahl was Vice President and Chief Investment Officer for The Fifth Third Bank in Cincinnati. He joined Fifth Third in 1978. From 1974 to 1978 Mr. Bahl was Investment Officer for the Mellon Bank in Pittsburgh. Mr. Bahl earned an M.B.A. from the University of Michigan and a B.S.A. from the University of Florida.

Vere W. Gaynor is Co-Founder and President of the Sub-advisor. Mr. Gaynor is responsible for portfolio management, investment research of the banking industry, and client service. Prior to forming Bahl & Gaynor, Mr. Gaynor was a Managing Director of Scudder, Stevens & Clark and the Cincinnati Office Manager. He was the head of Scudder's Quality Growth Equity product. Prior to joining Scudder in 1973, Mr. Gaynor spent two years at U.S. Trust where he managed large family portfolios. Mr. Gaynor earned an M.B.A. from Columbia University and a B.A. from Columbia University.

George G. Strietmann, CFA, CIC is Vice President and Principal of the Sub-advisor. Mr. Strietmann is responsible for portfolio management, investment research of the health care sector, and client service. Prior to joining Bahl & Gaynor in 1992, Mr. Strietmann was a Vice President and Senior Trust Officer for the Fifth Third Bank in Cincinnati. Prior to joining Fifth Third, Mr. Strietmann was a portfolio manager for Empire National Bank of Traverse City, Michigan. Mr. Strietmann earned an M.B.A. from Xavier University and a B.B.A. from the University of Cincinnati.

Charles A. Pettengill, CFA, CIC, CPA is Vice President and Principal of the Sub-advisor. Mr. Pettengill is responsible for portfolio management, investment research of the industrials sector, and client service. Prior to joining Bahl & Gaynor in 1997, Mr. Pettengill was an Assistant Vice President and Senior Portfolio Manager for the Fifth Third Bank in Cincinnati. Prior to joining Fifth Third in 1993, Mr. Pettengill was the Chief Financial Officer of Kendle Research Associates in Cincinnati. From 1986 through 1992, Mr. Pettengill was a Manager of Deloitte & Touche's Capital Markets Group in Chicago. Mr. Pettengill earned an M.B.A. from the University of Chicago and a B.A. from Colgate University.

Eleanor K. Moffat, CFA, CIC is Vice President and Principal of the Sub-advisor. Mrs. Moffat is responsible for portfolio management, investment research of the consumer discretionary sector, and client service. Prior to joining Bahl & Gaynor in 1999, Mrs. Moffat was a Senior Portfolio Manager at Bartlett & Co. in Cincinnati. Prior to joining Bartlett in 1987, Mrs. Moffat was a Vice President and Unit Head at The First National Bank of Maryland in Baltimore. From 1978 through 1981, Mrs. Moffat was a Divisional Representative for the Mellon Bank. She served as the credit officer for Mellon's European branches, as well as National Division. Mrs. Moffat earned an M.A.S. from John Hopkins University and a B.A. from Princeton University.

Scott D. Rodes, CFA, CIC is Vice President and Principal of the Sub-advisor. Mr. Rodes is responsible for portfolio management, investment research of the technology and telecommunications sectors, and client service. Prior to joining Bahl & Gaynor in 2001, Mr. Rodes was a Vice President and Senior Portfolio Manager for Northern Trust in Chicago. Prior to joining Northern Trust in 1998, Mr. Rodes was a research analyst for Waddell & Reed in Kansas City. From 1989 through 1997, Mr. Rodes was an Assistant Vice President and Senior Portfolio Manager for Fifth Third Bank in Cincinnati. Mr. Rodes earned an M.B.A. from Xavier University and a B.E.M.E. from Vanderbilt University.

Lori A. Hudson is Vice President and Principal of the Sub-advisor. Mrs. Hudson is responsible for portfolio management, investment research of the consumer staples sector, compliance, and client service. Prior to joining Bahl & Gaynor in 2003, Mrs. Hudson was an Assistant Vice President and Senior Trust Officer for Fifth Third Bank. For over 22 years, she served in a number of capacities in the Investment Group of the Trust Division. Mrs. Hudson earned a B.A. from the University of Cincinnati.

Edward A. Woods, CFA, CIC is Vice President and Principal of the Sub-advisor. Mr. Woods is responsible for portfolio management, investment research of the insurance industry, fixed income, and client service. Prior to joining Bahl & Gaynor in 2004, Mr. Woods was a Vice President and Senior Investment Counselor with the Northern Trust Company in Chicago. Prior to joining Northern Trust in 1999, Mr. Woods was an Assistant Vice President and Portfolio Manager with LaSalle Bank in Chicago. Mr. Woods earned an M.B.A. from the University of Cincinnati and a B.A. from Wittenberg University.

John B. Schmitz, CFA, CIC is Vice President and Principal of the Sub-advisor. Mr. Schmitz is responsible for portfolio management, investment research the energy sector, REITs, and client service. Prior to joining Bahl & Gaynor in 2005, Mr. Schmitz was responsible for various functions for Fifth Third Bank and Fifth Third Asset Management from 1986 through 2005. From 1984 through 1986 he was an investment analyst at The Central Trust Company in Cincinnati. From 1982 through 1984 he was a commercial loan officer for The Citizens and Southern National Bank in Atlanta, Georgia. Mr. Schmitz earned a B.B.A. from the University of Cincinnati.

Ellis D. Hummel, CFP is Vice President and Principal of the Sub-advisor. Mr. Hummel is responsible for portfolio management, investment research of the utilities and transportation sectors, wealth advisory, and client service. Prior to joining Bahl & Gaynor in 2008, Mr. Hummel was a Senior Vice President and Portfolio Manager for Haberer Registered Investment Advisor, Inc., a wholly owned subsidiary of Huntington National Bank, from 2000 to 2008. From 1998 to 2000, Mr. Hummel was a portfolio manager with Foster & Motley, Inc. Mr. Hummel earned a B.A. from Skidmore College.

Stephanie S. Thomas, CFA is Vice President and Principal of the Sub-advisor. Ms. Thomas is responsible for portfolio management, investment research and client services. Prior to joining Bahl & Gaynor, Ms. Thomas served as the Managing Director of Client Management for Fifth Third Asset Management, Inc. from 1998 to 2003. Ms. Thomas earned an M.B.A. from the University of Norte Dame and B.A. Wittenberg University.

Nicholas W. Puncer, CFA, CFP is Vice President of the Sub-advisor. Mr. Puncer is responsible for portfolio management, investment research of the telecommunications and information technology sectors and client services. Prior to joining Bahl & Gaynor in 2010 as a research analyst, Mr. Puncer worked at Bahl & Gaynor as a co-op from 2007 to 2010. Mr. Puncer earned a B.A. from the University of Cincinnati.

Christopher M. Rowane, CFA, is Vice President of the Sub-advisor. Mr. Rowane is responsible for portfolio management, investment research of the consumer discretionary sector and client services. Prior to joining Bahl & Gaynor in 2014, Mr. Rowane was Senior Vice President and Director of Portfolio Management with Huntington Bank from 2000 to 2014. From 1993 through 2000 he was Vice President and Director of Portfolio Management at Firstar Bank. From 1988 through 1993 he was Assistant Vice President & Portfolio Manager at US Bancorp Trust Company. From 1983 to 1988 Mr. Rowane was an Investment Officer for the First National Bank of Pennsylvania. Mr. Rowane earned an M.B.A from Gannon University and a B.S. from Gannon University.

W. Jeff Bahl is Vice President of the Sub-advisor. Mr. Bahl is responsible for top-down investment research, fixed income portfolio management, trading, and client service. Prior to joining Bahl & Gaynor in 2014, Mr. Bahl was Managing Director and Head of High Yield Credit Trading for Goldman Sachs in New York from 2008 to 2014. From 2005 through 2007 he was Vice President in the High Yield Trading Department for Bank of America in New York. Mr. Bahl earned a B.S. from Washington and Lee University.

James E. Russell, Jr., CFA, is Vice President of the Sub-advisor. Mr. Russell is responsible for portfolio management, investment research of the health care sector and client services. Prior to joining Bahl & Gaynor in 2014, Mr. Russell was Senior Equity Strategist and Regional Investment Director of US Bank Wealth Management. He joined US Bank Wealth Management in 2007 and was promoted to Managing Director and Senior Vice President over the course of his tenure until he left the firm in 2014. From 1994 through 2007 he was Managing Director and Vice President at Fifth Third Bank and Fifth Third Asset Management. Mr. Russell earned an M.B.A from Emory University and a B.S. from Centre College of Kentucky.

The SAI provides additional information about each portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

AAM Select Income Fund
The Fund’s sub-advisor, Cutwater Investor Services Corp. (“Cutwater” or “CISC”), 200 Park Avenue, 7th Floor, New York, New York 10166, is registered as an investment advisor with the SEC, and is responsible for the day-to-day management of the Fund’s portfolio, selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Advisor. Cutwater is one of four SEC-registered investment advisors using the brand Insight Investment (Cutwater Asset Management Corp. (“CAMC”), Cutwater Investor Services Corp., Pareto New York LLC and Pareto Investment Management Limited) and it is associated with a broader group of global investment managers that also (individually and collectively) use the corporate brand Insight Investment and may be referred to as “Insight,” “Insight Group” or “Insight Investment”. CISC and CAMC may also be referred to collectively as Cutwater Asset Management.

A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and the Advisor and the sub-advisory agreement between the Advisor and the Sub-advisor is included in the Fund’s Annual Report for the period ended June 30, 2014.

Prior Performance for Similar Accounts Managed by Cutwater
The following tables set forth performance data relating to the historical performance of the one private account managed by the Sub-advisor for the periods indicated that has an investment objective, policies, strategies and risks substantially similar to those of the Fund. The data is provided to illustrate the past performance of the Sub-advisor and its affiliate CAMC in managing a substantially similar account as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private account that is included in the performance data set forth below is not subject to the same types of fees and expenses to which the Fund is subject. Consequently, the performance results for the private account could have been adversely affected if it had the same types of fees and expenses as the Fund.

CUTWATER ASSET MANAGEMENT
CORE PLUS SELECT INCOME COMPOSITE

Average Annual Total Returns
For the Periods Ended December 31, 2013

	One Year	Three Years	Five Years	Since Inception (1/1/05)
Core Plus Select Income Composite
Net Returns, after fees/expenses*	0.89%	7.40%	12.82%	7.30%
Gross Returns	1.30%	7.82%	13.27%	7.73%
Barclays Capital U.S. Credit Index**	-2.01%	5.11%	7.89%	5.23%

Annual Returns

	2013	2012	2011	2010	2009	2008	2007
Core Plus Select Income Composite Net Returns, after fees/expenses	0.89%	13.60%	7.88%	15.02%	28.30%	-9.42%	5.60%
Core Plus Select Income Composite Gross Returns	1.30%	14.13%	8.31%	15.48%	28.80%	-9.05%	6.02%
Barclays Capital U.S. Credit Index**	-2.01%	9.37%	8.35%	8.47%	16.04%	-3.08%	5.11%

*	The fees and expenses of accounts included in the Core Plus Select Income Composite are lower than the anticipated operating expenses of the Fund and, accordingly, the performance results of the Composite are greater than what the Fund’s performance would have been.

**	The Barclays Capital U.S. Credit Index is an unmanaged index considered to representative of publically issued, SEC-registered U.S. corporate and specified foreign debentures and secured and unsecured notes.

The Sub-advisor has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®) which differs from the SEC method of calculating performance. The GIPS are a set of standardized, industry wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Cutwater Asset Management provides investment management and advisory services primarily to institutional investors. Cutwater Asset Management claims compliance with the GIPS. To receive a list of composite descriptions of Cutwater Asset Management and/or a presentation that complies with the GIPS® standards, call (866) 766-3030, or write to Cutwater Asset Management, 113 King Street, Armonk, New York 10504 or email info@cutwater.com. Returns are calculated in U.S. Dollars. Net of fee performance returns are calculated by deducting the highest management fee paid by any account in the composite from the monthly gross composite return. Effective January 1, 2011, composite net of fee returns are calculated by deducting the highest flat rate from the standard fee schedule from the monthly gross returns. Client returns will be reduced by investment management fees. The performance reflects the reinvestment of all dividends and income. Actual fees for new accounts are dependent upon size and any fee or fee schedule applied to existing or prospective clients is subject to negotiation.

Investment involves risk, including the possible loss of principal. No assurance can be given that the performance objective of this strategy will be achieved. Past performance is not a guarantee of future results. The benchmark, the Barclays Capital U.S. Credit Index, is an unmanaged market index. The volatility of the benchmark may be materially different from that of the Composite.

Portfolio Managers
Clifford D. Corso, E. Gerard Berrigan and Gautam Khanna are principally responsible for the day-to-day management of the Fund. Each portfolio manager has authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows. The portfolio managers work as a team in considering securities for selection and implementing portfolio strategies.

Clifford D. Corso
Chief Executive Officer, North America
Cliff joined Insight and its Executive Management Committee in January 2015 following BNY Mellon’s acquisition of Cutwater. Cliff joined Cutwater in 1994, helping build the firm into a fixed income manager with over $20 billion under management for pension funds, global banks, insurance companies, corporations and U.S. municipalities. Prior to joining Cutwater, Cliff served as co-head of a fixed income division at Alliance Capital Management. He has also served as a credit analyst, restructuring specialist, trader and portfolio manager. . He is a frequent guest host on CNBC’s “Squawk Box” and has lectured on finance at Columbia University and New York University. Cliff holds a BA in Economics from Yale University and an MBA from Columbia University. He also holds Series 7, 24, and 63 licenses from the Financial Industry Regulatory Authority (“FINRA”) and is a member of the Fixed Income Analysts Society.

E. Gerard Berrigan
Head of US Fixed Income
Gerard joined Insight’s Fixed Income Group as Head of US Fixed Income in January 2015, following BNY Mellon’s acquisition of Cutwater. He originally joined Cutwater in June 1994 and has worked in the financial services industry since 1984 with specific experience in securities and trading. Gerard’s responsibilities include overseeing all aspects of portfolio management and trading globally, and specific analytical responsibility for the management of structured investments across all managed portfolios. Previously, he worked at the Federal National Mortgage Association as a member of the Portfolio Management and Treasury Groups, where he developed and applied expertise in asset-backed securities, mortgage-backed securities and portfolio hedging. Gerard also worked at First Boston Corp. developing and implementing investment strategies for the firm's public finance clients. He has a BS degree from Bucknell University and an MBA from Columbia University. Gerard holds Series 7 and 63 licenses from the FINRA.

Gautam Khanna, CFA, CPA
Senior Portfolio ManagerGautam joined Insight’s Fixed Income Group as a senior portfolio manager in January 2015, following BNY Mellon’s acquisition of Cutwater. He initially joined Cutwater in 2003 and has worked in the financial services industry since 1999. Gautam’s responsibilities include the management of the U.S. core plus strategy, the U.S. high yield strategy, the U.S. global strategic income strategy and other discretionary total return accounts. He also specializes in analyzing the automotive, diversified industrials, aerospace and defense and transportation sectors. Prior to Cutwater, Gautam was a high yield analyst with Times Square Capital Management, where he focused on credit management for collateralized bond obligations as well as high yield total return accounts. Gautam is a member of the New York Society of Security Analysts. He holds a BS (Hons) from the Rochester Institute of Technology and an MBA degree (with distinction) from Cornell University. He is also a CFA charterholder and is a Certified Public Accountant (CPA).

The SAI provides additional information about each portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Other Service Providers
IMST Distributors, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisors or any other service provider for the Fund.

Fund Expenses
Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40%, 2.15% and 1.15% of the average daily net assets of the Class A, Class C and Class I Shares, respectively, of the AAM/Bahl & Gaynor Income Growth Fund and 0.99%, 1.74% and 0.74% of average daily net assets of the Class A, Class C and Class I Shares, respectively, of the AAM Select Income Fund. Each agreement is in effect until October 31, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of a Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period of three years from the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from a Fund if the aggregate amount of operating expenses for the relevant class for such fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation with respect to such class on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation with respect to such class on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor with respect to the class and will not include any amounts previously reimbursed to the Advisor by the Fund with respect to the class. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts. A Fund must pay current ordinary operating expenses with respect to a class before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

Distribution and Service (Rule 12b-1) Fees
The Trust, on behalf of each Fund, has adopted a Rule 12b-1 plan (the “12b-1 Plan”) with respect to the Fund’s Class A Shares and Class C Shares. Under the 12b-1 Plan, each Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of each such Class and the maintenance of their shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C Shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or shareholder liaison services provided by such persons to a Fund. Payments under the 12b-1 Plan are not tied exclusively to distribution expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of a Fund’s Class C Shares and to pay for certain shareholder liaison services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C Shares of the Fund at the time the Shares are purchased (which includes prepayment of the first year's 0.25% shareholder liaison service fee). These up-front payments to broker-dealers are financed solely by the Advisor and are not financed by investors or the Fund. The Distributor receives and can pay as reimbursement to the Advisor all of the 12b-1 fees with respect to such shares. During the first 12 months, the Advisor may retain the full 1.00% 12b-1 fee to recoup the up-front payment advanced at the time of purchase. After the Distributor has reimbursed the Advisor for the amounts that the Advisor has financed, the broker-dealers will receive the ongoing 12b-1 fees associated with their clients’ investments.

Because each Fund pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

Class I Shares are not subject to any distribution or service fees under the 12b-1 Plans.

Shareholder Service Fee
Each of the AAM/Bahl & Gaynor Income Growth Fund and the AAM Select Income Fund may pay a fee at an annual rate of up to 0.15% and 0.10%, respectively, of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from a Fund on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares, and other similar services.

Additional Payments to Broker-Dealers and Other Financial Intermediaries
A Fund or the Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of a Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

These additional payments may give your financial intermediary an incentive to sell and recommend a Fund over other products for which it may receive less compensation. You may contact your financial intermediary if you want information regarding the payments it receives.

YOUR ACCOUNT WITH THE FUNDS

Share Price
The offering price of each class of a Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). The NAV of a class of a Fund’s shares is determined by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV of a class of a Fund’s shares takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily. Each Fund’s NAVs are calculated as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for unrestricted business. A Fund’s NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Funds do not value their shares, which may significantly affect the Funds’ NAVs on days when you are not able to buy or sell Fund shares.

The Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Funds’ NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that a Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Purchase of Shares
This Prospectus offers three classes of shares of each Fund, designated as Class A Shares, Class C Shares and Class I Shares.

•	Class A Shares generally incur sales loads at the time of purchase and are subject to a distribution/service fees.

•	Class C Shares generally incur contingent deferred sales loads on any shares sold within 12 months of purchase and are subject to a distribution/service fees.

•	Class I Shares are not subject to any sales loads or distribution or service fees.

By offering multiple classes of shares, each Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Each class of shares generally has the same rights, except for the differing sales loads, distribution/service fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.
To purchase shares of a Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A & C Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Class I Shares
All Accounts	$25,000	$5,000

Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and a Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, each Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

AAM/Bahl & Gaynor Income Growth Fund

Class A Shares
Class A Shares of the Fund are sold at the public offering price, which is the NAV plus an initial maximum sales charge which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge as a % of Offering Price*	Front-End Sales Charge as a % of Net Investment	Dealer Reallowance as a % of Offering Price
Up to $49,999	5.50%	5.82%	5.00%
$50,000-$99,999	4.75%	4.99%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.75%	2.83%	2.50%
$500,000-$999,999	2.00%	2.04%	1.75%
$1 million or more	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	See the "Large Order Net Asset Value Purchase Privilege" section on page 34.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain distributions.

AAM Select Income Fund

Class A Shares
Class A Shares of the Fund are sold at the offering price, which is the NAV plus an initial maximum sales charge that varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge as a % of Offering Price*	Front-End Sales Charge as a % of Net Investment	Dealer Reallowance as a % of Offering Price
Up to $99,999	3.00%	3.09%	3.00%
$100,000-$499,999	2.50%	2.56%	2.50%
$500,000-$999,999	1.25%	1.25%	1.25%
$1 million or more	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	See the "Large Order Net Asset Value Purchase Privilege" section on page 33.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs
Eligible purchasers of Class A Shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Funds.

Quantity Discounts. You may be able to lower your Class A sales charges for a Fund if:

•	you assure the Fund in writing that you intend to invest at least $50,000 in Class A Shares of the Fund over the next 13 months in exchange for a reduced sales charge ("Letter of Intent") (see below); or

•	the amount of Class A Shares you already own in the Fund plus the amount you intend to invest in Class A Shares is at least $50,000 ("Cumulative Discount").

By signing a Letter of Intent you can purchase shares of a Fund at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5.50%, and 3.00% with respect to AAM/Bahl & Gaynor Income Growth Fund and AAM Select Income Fund, respectively, of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed shares. Any remaining escrowed shares after payment to a Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with a Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The Letter of Intent and Cumulative Discount are intended to let you combine investments made at other times for purposes of calculating your present sales charge. Any time you can use any of these quantity discounts to "move" your investment into a lower sales charge level, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family members (i.e., your spouse or domestic partner and your children or stepchildren age 21 or younger) may aggregate your investments in a Fund. This includes, for example, investments held in a retirement account, an employee benefit plan, or through a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment amount qualifies for a reduced sales charge.

You must notify a Fund or an approved financial intermediary at the time of purchase whenever a quantity discount is applicable to purchases and you may be required to provide the Fund, or an approved financial intermediary, with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) by you and other eligible persons which may include accounts held at the Fund or at other approved financial intermediaries. Upon such notification, you will pay the sales charge at the lowest applicable sales charge level. You should retain any records necessary to substantiate the purchase price of the Fund’s shares, as the Fund and approved financial intermediary may not retain this information.

Information about sales charges can be found on the Funds’ website www.aammutualfunds.com, obtained by calling the Fund at 1-888-966-9661 or you can consult with your financial representative.

Net Asset Value Purchases. You may be able to buy Class A Shares without a sales charge if you are:

•	reinvesting dividends or distributions;

•	participating in a fee-based program (such as a wrap account) under which you pay advisory fees to a broker-dealer or other financial institution;

•	a broker-dealer or other financial institution that has entered into an agreement with the Fund’s distributor to offer Fund shares in self-directed investment brokerage accounts;

•	a financial intermediary purchasing on behalf of its clients that: (i) is compensated by clients on a fee-only basis, including but not limited to investment advisors, financial planners, and bank trust departments; or (ii) has entered into an agreement with the Fund to offer Class A shares through a no-load network or platform;

•	a current Trustee of the Trust; or

•	an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor, the Sub-advisor and their affiliates or of a broker-dealer authorized to sell shares of the Funds.

Your financial advisor or the Funds’ transfer agent (the "Transfer Agent") can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege. There is no initial sales charge on purchases of Class A Shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made. From its own profits and resources, the Advisor may pay a finder's fee to authorized dealers that initiate or are responsible for purchases of $1 million or more of Class A Shares of a Fund , in accordance with the following fee schedule: 1.00% on amounts less than $3 million, 0.50% of the next $2 million, and 0.25% thereafter. If an authorized dealer agrees to waive its receipt of the finder’s fee described above, the CDSC on Class A shares generally will be waived.

The CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the Transfer Agent that the dealer waives the finder’s fee. Your financial advisor or the Transfer Agent can answer your questions and help you determine if you are eligible.

Class C Shares
Class C Shares are designed for retail investors and are available for purchase only through an approved broker-dealer or financial intermediary. Under the Plan, a distribution fee at an annual rate of 0.75% of average daily net assets and an administrative services fee at an annual rate of 0.25% of average daily net assets are deducted from the assets of each Fund’s Class C Shares.

Class C Shares of the Funds are sold at NAV and are subject to a CDSC of 1.00% on any shares you sell within 12 months of purchasing them.

The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no CDSC is imposed on increases in the NAV above the initial purchase price. You should retain any records necessary to substantiate the historical cost of your shares, as the Funds and authorized dealers may not retain this information. In addition, no CDSC is assessed on shares received from reinvestment of dividends or capital gain distributions. The Funds will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a CDSC applies to a redemption, a Fund assumes that the shares being redeemed first are any shares in your account that are not subject to a CDSC, followed by shares held the longest in your account.

Information on sales charges can also be found on the Funds’ website at www.aammutualfunds.com, or obtained by calling the Funds at 1-888-966-9661, or consulting with your financial advisor.

Class C Shares Purchase Programs
Eligible purchasers of Class C Shares may also be entitled to a reduction in or elimination of CDSC through certain purchase programs offered by the Funds. You must notify the Funds or an authorized dealer whenever a reduced CDSC is applicable and may be required to provide the Funds, or its authorized dealer, with certain information or records to verify eligibility for a reduced CDSC. This includes the redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly.

In addition, in certain cases a CDSC may not apply or may be reduced. These include:

•	distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners;

•	returns of excess contributions; or

•	the following types of transactions, provided such withdrawals do not exceed 12% of the account annually:

-	redemptions due to receiving required minimum distributions upon reaching age 70 ½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for the waiver); and

-	if you have an automatic withdrawal plan, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash).

In each of these cases, a number of additional provisions apply in order to be eligible for a CDSC waiver. Your financial advisor or the Funds’ transfer agent can answer questions and help determine if you are eligible.

Information on sales charges can also be found on the Funds’ website at www.aammutualfunds.com, or obtained by calling the Funds at 1-888-966-9661, or consulting with your financial advisor.

Class I Shares
To purchase Class I Shares of a Fund, you generally must invest at least $25,000. Class I Shares are not subject to any initial sales charge. No CDSC is imposed on redemptions of Class I Shares, and you do not pay any ongoing distribution/service fees.

Class I Shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations.

Additional Share Purchase Programs
Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of each Fund's shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please contact your authorized dealer.

Purchases by Telephone. Investors may purchase additional shares by calling 1-888-966-9661. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House ("ACH") network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the public offering price (the NAV next calculated after receipt of your purchase order plus any applicable sales charge).

Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of a Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the same class of a Fund paying the dividend or distribution. Dividends and distributions are subject to federal income tax regardless of whether received in cash or invested in additional shares. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-888-966-9661. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Funds at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, each Fund reserves the right to reinvest the distribution check in your account at the Fund's current NAV and to reinvest all subsequent distributions.

Availability of Information
Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge by calling 1-888-966-9661.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

In-Kind Purchases and Redemptions
Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments
Additional subscriptions in a Fund’s Class A and C Shares may be made in most cases by investing at least $500. Exceptions may be made at a Fund’s discretion. The additional minimum subscription is waived when shares are purchased by Trustees of the Trust and current or retired directors and employees of the Advisor, the Sub-advisors and their affiliates. You may purchase additional shares of a Fund by sending a check, with the stub from your account statement, to the Fund at the addresses listed below. Please ensure that you include your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate paper. You may also make additional purchases by wire or through a broker. Please follow the procedures described in this Prospectus.

Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan
If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Funds at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-888-966-9661, at least five days prior to the date of the next AIP transfer. A Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests
The purchase price you will pay for a Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to AAM Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying
Through a broker- dealer or other financial intermediary
The Funds are offered through certain financial intermediaries (and their agents). The Funds are also offered directly. An order placed with such a financial intermediary or its authorized agent is treated as if it was placed directly with the Funds, and will be executed at the next NAV (plus any sales charge, as applicable) calculated by the Funds. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. A Fund or the Advisor may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. The financial intermediary which offers shares may require payment of additional fees from its individual clients. If you invest through a financial intermediary, the policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.

By mail
A Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest in the Funds to the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Funds together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail AAM Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AAM Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.
By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-966-9661 and you will be allowed to move money in amounts of at least $500 from your bank account to the Fund account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV (plus any sales charge, applicable) calculated on that day. For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire transfer, a completed account application form must be received by the Funds before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to AAM Funds
A/C # 987 201 3735
For further credit to:
Your account number
[Fund Name]
Name(s) of investor(s)
Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-888-966-9661 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary
If you purchased your shares through an financial intermediary, your redemption order must be placed through the same financial intermediary. The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received after 4:00 p.m. (Eastern Time) or on a day when the Funds do not value their shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available, you may place your redemption order directly with the Funds as described below.

By mail
You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to AAM Funds at the address indicated below. Your request must be in good order and contain the relevant Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. Please have all shareholders sign the redemption request. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail AAM Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AAM Funds 235 West Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

•    You wish to redeem more than $50,000 worth of shares;
•    When redemption proceeds are sent to any person, address or bank account not on record;
•    If a change of address was received by the Transfer Agent within the last 15 days;
•    If ownership is changed on your account; or
•    When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Funds at 1-888-966-9661 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are also subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000, by instructing the Funds by phone at 1-888-966-9661. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Funds and all of their service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•    The Fund account number;
•    The name in which his or her account is registered;
•    The Social Security Number or Taxpayer Identification Number under which the account is registered; and
•    The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee
In addition to the situations described above, each Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan
You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $2,500 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $1,000. If you elect to receive redemptions through the SWP, the relevant Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-966-9661. A Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds
You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or wired on the following business day using the wire instructions on record. Except as specified below, a Fund will process your redemption request and send your proceeds within seven calendar days after the Fund receives your redemption request.

If you purchase shares using a check and request a redemption before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information
Shareholders who hold shares of the Funds through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Funds generally pays sale (redemption) proceeds in cash. However, under unusual conditions, the Funds may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Funds’ remaining shareholders. If the Funds redeem your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

A Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of a Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. A Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information
Federal law requires that mutual fund companies report a Fund’s shareholders' cost basis, gain or loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” shares of the mutual fund are sold. Covered shares are any mutual fund and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

Each Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Subject to certain limitations, you may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions
The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Fund may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in a Fund, if that shareholder has engaged in four or more “round trips” in the Fund during the 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Redemption Fee
You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem your shares of a Fund within 90 days of purchase. The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by a Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) effected pursuant to the SWP, (vii) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of a Fund.

Monitoring Trading Practices
The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above. In general, the Funds reserve the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Funds via regular or overnight delivery), for any reason;
•	reject any purchase request for any reason (generally, the Funds does this if the purchase is disruptive to the efficient management of the Funds due to the timing of the investment or an investor’s history of excessive trading);
•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Funds;
•	reject any purchase or redemption request that does not contain all required documentation; and
•	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege
Shareholders may exchange shares of a Fund for shares of the other Fund. The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table above). For U.S. federal income tax purposes, any such exchange will be treated as a taxable disposition of the exchanged shares. Please consult with your tax advisor for information about certain exchanges which may be non-taxable. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

At the authorized dealer’s request, in a fee based environment Class A shareholders who are eligible to invest in Class I shares and who are no longer subject to a CDSC are eligible to exchange their Class A shares for Class I shares of the same Fund, if offered in their state. No sales charges or other charges will apply to any such exchange.

Conversion of Shares
Additionally, you may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Distributor specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Generally, Class A and Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information. Not all share classes are available through all intermediaries.

If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the shares you held immediately before the conversion, however, will equal the total value of the shares you hold immediately after the conversion. Please contact your financial intermediary regarding the tax consequences of any conversion

DIVIDENDS AND DISTRIBUTIONS

Each Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually, typically in December. Each Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Some of the Funds’ investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

If you buy shares of the Funds just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Funds.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Funds, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares. Distributions reported as qualified dividend income are taxed to individuals and other non-corporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends paid by a Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

You may want to avoid buying shares of the Funds just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared. Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Funds and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you are neither a citizen nor a resident of the United States, certain dividends you receive from the Funds may be subject to federal withholding tax. To the extent that a Fund’s distributions are subject to such withholding, the Funds will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Funds as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Funds beginning before January 1, 2014.

If you do not provide the Funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The backup withholding rate is currently 28%.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Funds’ financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in a Fund would have earned (or lost) on an investment in a Fund class (assuming reinvestment of all dividends and distributions). The financial information for the period shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in each Fund’s annual report, which is available upon request (see back cover).

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2014	For the Period July 5, 2012*through June 30, 2013
Net asset value, beginning of period	$11.34	$10.00
Income from Investment Operations:
Net investment income[1]	0.24	0.23
Net realized and unrealized gain on investments	1.82	1.25
Total from investment operations	2.06	1.48

Less Distributions:
From net investment income	(0.21)	(0.16)
From net realized gain	(0.05)	-	[2]
Total distributions	(0.26)	(0.16)

Redemption fee proceeds	0.01	0.02

Net asset value, end of period	$13.15	$11.34

Total return[3]	18.47%	15.16%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$26,509	$6,542

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.98%	18.30%	[5]
After fees waived and expenses absorbed	1.40%	1.40%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.35%	(14.78)%	[5]
After fees waived and expenses absorbed	1.93%	2.12%	[5]
Portfolio turnover rate	33%	28%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included total returns would be lower.
[4]	Not annualized.
[5]	Annualized.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2014	For the Period January 31, 2013*through June 30, 2013
Net asset value, beginning of period	$11.30	$10.67
Income from Investment Operations:
Net investment income[1]	0.14	0.07
Net realized and unrealized gain on investments	1.82	0.60
Total from investment operations	1.96	0.67

Less Distributions:
From net investment income	(0.13)	(0.04)
From net realized gain	(0.05)	-
Total distributions	(0.18)	(0.04)

Redemption fee proceeds	-	-

Net asset value, end of period	$13.08	$11.30

Total return[3]	17.51%	6.31%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,205	$1,221

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.73%	12.45%	[5]
After fees waived and expenses absorbed	2.15%	2.15%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.40)%	(8.87)%	[5]
After fees waived and expenses absorbed	1.18%	1.43%	[5]
Portfolio turnover rate	33%	28%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on redemptions of Class C shares made within 12 months of purchase. If the sales charge was included total returns would be lower.
[4]	Not annualized.
[5]	Annualized.

AAM/Bahl & Gaynor Income Growth Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2014	For the Period July 5, 2012* through June 30, 2013
Net asset value, beginning of period	$11.35	$10.00
Income from Investment Operations:
Net investment income[1]	0.26	0.27
Net realized and unrealized gain on investments	1.83	1.23
Total from investment operations	2.09	1.50

Less Distributions:
From net investment income	(0.23)	(0.15)
From net realized gain	(0.05)	-	[2]
Total distributions	(0.28)	(0.15)

Net asset value, end of period	$13.16	$11.35

Total return[3]	18.74%	15.16%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$666	$114

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.73%	12.05%	[5]
After fees waived and expenses absorbed	1.15%	1.15%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.60%	(8.49)%	[5]
After fees waived and expenses absorbed	2.18%	2.41%	[5]
Portfolio turnover rate	33%	28%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

AAM Select Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2014	For the Period April 19, 2013* through June 30, 2013
Net asset value, beginning of period	$9.56	$10.00
Income from Investment Operations:
Net investment income[1]	0.34	0.06
Net realized and unrealized loss on investments	0.46	(0.47)
Total from investment operations	0.80	(0.41)

Less Distributions:
From net investment income	(0.33)	(0.03)

Net asset value, end of period	$10.03	$9.56

Total return[2]	8.59%	(4.11)%	[3]

Ratios and Supplemental Data:
Net assets, end of period	$40,623	$479

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.29%	2.37%	[4]
After fees waived and expenses absorbed	0.99%	0.99%	[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.10%	1.50%	[4]
After fees waived and expenses absorbed	3.40%	2.88%	[4]

Portfolio turnover rate	32%	15%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 3.00% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included, total returns would be lower.
[3]	Not annualized.
[4]	Annualized.

AAM Select Income Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2014	For the Period April 19, 2013* through June 30, 2013
Net asset value, beginning of period	$9.55	$10.00
Income from Investment Operations:
Net investment income[1]	0.26	0.04
Net realized and unrealized loss on investments	0.46	(0.46)
Total from investment operations	0.72	(0.42)

Less Distributions:
From net investment income	(0.25)	(0.03)

Net asset value, end of period	$10.02	$9.55

Total return[2]	7.69%	(4.24)%	[3]

Ratios and Supplemental Data:
Net assets, end of period	$516	$479

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.04%	3.12%	[4]
After fees waived and expenses absorbed	1.74%	1.74%	[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.35%	0.75%	[4]
After fees waived and expenses absorbed	2.65%	2.13%	[4]

Portfolio turnover rate	32%	15%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.
[3]	Not annualized.
[4]	Annualized.

AAM Select Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2014	For the Period April 19, 2013* through June 30, 2013
Net asset value, beginning of period	$9.56	$10.00
Income from Investment Operations:
Net investment income[1]	0.35	0.06
Net realized and unrealized loss on investments	0.46	(0.47)
Total from investment operations	0.81	(0.41)

Less Distributions:
From net investment income	(0.35)	(0.03)

Net asset value, end of period	$10.02	$9.56

Total return[2]	8.73%	(4.09)%	[3]

Ratios and Supplemental Data:
Net assets, end of period	$26,079,777	$23,979,006

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.04%	2.12%	[4]
After fees waived and expenses absorbed	0.74%	0.74%	[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.35%	1.75%	[4]
After fees waived and expenses absorbed	3.65%	3.13%	[4]

Portfolio turnover rate	32%	15%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

Investment Advisor
Advisors Asset Management, Inc.
18925 Base Camp Road, Suite 203
Monument, Colorado 80132

Sub-advisors
Bahl & Gaynor, Inc.,
212 East Third Street, Suite 200
Cincinnati, Ohio 45202

Insight Investment
200 Park Avenue, 7th Floor
New York, New York 10166

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Independent Counsel
Morgan, Lewis & Bockius LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

AAM/Bahl & Gaynor Income Growth Fund
AAM Select Income Fund

Each a series of Investment Managers Series Trust

FOR MORE INFORMATION

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its most recent fiscal year.

The Funds’ SAI and annual and semi-annual reports are available, free of charge, on the Funds’ website at www.aammutualfunds.com. You can also obtain a free copy of the Funds’ SAI or annual and semi-annual reports, request other information, or inquire about a Fund by contacting a broker that sells shares of the Fund or by calling the Funds (toll-free) at 1-888-966-9661 or by writing to:

AAM Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are also available:

•	Free of charge on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov;
•	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov; or
•	For a duplication fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520.

(The Trust’s SEC Investment Company Act file number is 811- 21719.)

Statement of Additional Information
November 1, 2014, as supplemented on August 5, 2015
AAM Funds

AAM/Bahl & Gaynor Income Growth Fund
Class A (Ticker Symbol: AFNAX)
Class C (Ticker Symbol: AFYCX)
Class I (Ticker Symbol: AFNIX)

AAM Select Income Fund
Class A (Ticker Symbol: CPUAX)
Class C (Ticker Symbol: CPUCX)
Class I (Ticker Symbol: CPUIX)

Each a series of Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus for the AAM/Bahl & Gaynor Income Growth Fund and the AAM Select Income Fund (each, a “Fund,” and together, the “Funds”) dated November 1, 2014, as supplemented on August 5, 2015, as may be amended from time to time (the “Prospectus”). Each Fund is a series of Investment Managers Series Trust (the “Trust”). Advisors Asset Management, Inc. (the “Advisor”) is the investment advisor to the Funds. Bahl & Gaynor, Inc. is the sub-advisor for AAM/Bahl & Gaynor Income Growth Fund and Cutwater Investor Services Corp. is the sub-advisor for AAM Select Income Fund (each, a “Sub-Advisor” and together, the “Sub-Advisors”). A copy of the Funds’ Prospectus may be obtained by contacting the Funds at the address or telephone number specified below. The Annual Report to shareholders for the fiscal year ending June 30, 2014 for the AAM/Bahl & Gaynor Income Growth Fund and the AAM Select Income Fund is incorporated by reference herein. A copy of the Annual Report can be obtained by contacting the Fund at the address or telephone number specified below.

AAM Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201
1-888-966-9661

TABLE OF CONTENTS

THE TRUST AND THE FUNDS	B-3
INVESTMENT STRATEGIES, POLICIES AND RISKS	B-3
MANAGEMENT OF THE FUNDS	B-26
PORTFOLIO TRANSACTIONS AND BROKERAGE	B-47
PORTFOLIO TURNOVER	B-49
PROXY VOTING POLICY	B-49
ANTI-MONEY LAUNDERING PROGRAM	B-50
PORTFOLIO HOLDINGS INFORMATION	B-50
DETERMINATION OF NET ASSET VALUE	B-52
PURCHASE AND REDEMPTION OF FUND SHARES	B-54
FEDERAL INCOME TAX MATTERS	B-55
DIVIDENDS AND DISTRIBUTIONS	B-62
GENERAL INFORMATION	B-63
FINANCIAL STATEMENTS	B-66
APPENDIX “A” DESCRIPTION OF CREDIT RATINGS	B-67
APPENDIX “B” PROXY POLICIES AND GUIDELINES FOR THE TRUST, ADVISOR AND SUB-ADVISORS	B-74

THE TRUST AND THE FUNDS

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Funds and not to the other series of the Trust. The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Funds. The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Funds are diversified funds, which means each Fund is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

Each Fund currently offers three classes of shares: Class A, Class C and Class I. Other classes may be established from time to time in accordance with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each class of shares of Funds generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments. Each class of shares also has exclusive voting rights with respect to its distribution fees.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Funds’ Prospectus pertaining to the investment policies of each Fund.

Market Conditions
The equity and debt capital markets in the United States and internationally experienced unprecedented volatility from 2008 through 2012. These conditions caused a significant decline in the value and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

AAM/Bahl & Gaynor Income Growth Fund

EQUITY SECURITIES

Common Stock
Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Small- and Mid-Cap Stocks
The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

FOREIGN INVESTMENTS

Foreign Investments
Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC, or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of all foreign currency-denominated securities and other investments held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Depository Receipts
American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund will purchase, sell and be paid dividends on ADRsin U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored GDRs, CDRs, EDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

OTHER INVESTMENTS

Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for the favorable federal income tax treatment generally available to them under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

AAM Select Income Fund

DEBT SECURITIES

Debt Securities
Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s and/or BB or below by S&P or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer's creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation. There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund's ability to accurately value or sell such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities. The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). As the Federal Reserve “tapers” or reduces Quantitative Easing, and when the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Because the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund’s portfolio may also be affected. In addition, decreases since 2007 in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities
The Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s Investors Service, Inc. or Standard & Poor’s (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objectives. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets. To the extent the Fund invest in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Sovereign Debt Obligations
The Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political sub-divisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

EQUITY SECURITIES

Convertible Securities
A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Warrants and Rights
The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor or the Sub-Advisors. Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. The prices of warrants do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

FOREIGN INVESTMENTS

Foreign Investments
Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC, or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of all foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Emerging Markets
The Fund may invest in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Fund invests.

Mortgage-Backed Securities
The Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

The residential real estate market in the United States continues to experience unprecedented upheaval. Among other things, the value of residential real estate has decreased significantly. This decrease in value has been more pronounced in some regions of the country but, overall, prices have dropped substantially. These significant decreases have affected the value of both prime and subprime mortgage-backed securities, as payments of principal and interest on residential mortgages have varied due to foreclosures, job losses, and other factors. As a result of these conditions, mortgage-backed securities have lost value, including the “senior” classes of those securities. There can be no assurance of when, or if, the residential real estate market will stabilize or home prices will recover. Accordingly, there can be no assurance that mortgage-backed securities will make payments of principal and interest at the times or in the amounts scheduled.

Asset-Backed Securities
The Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

OTHER INVESTMENTS

Real Estate Investment Trusts (“REITs”)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for the favorable federal income tax treatment generally available to them under the Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Master Limited Partnerships (“MLPs”)
An MLP is an entity receiving partnership taxation treatment under the Internal Revenue Code, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Internal Revenue Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partners’ Board of Directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. An incentive distribution to the general partner provides that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. Therefore, the Fund anticipates that a substantial portion of the MLP entities in which it invests will be engaged primarily in the energy, natural resources and real estate sectors. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e. corporate level tax and tax on corporate dividends).

Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the unit holders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

DERIVATIVES
The Fund may utilize a variety of financial instruments, such as derivatives, options, and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

The Advisor will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and will hedge certain risks, if at all, only partially. Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

NON-PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

The following details the non-principal investment strategies, policies and risks for the Funds.

DEBT SECURITIES

Municipal Bonds
Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities
Within the parameters of its specific investment policies, each Fund may invest up to 5% of its assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

For the purposes of the Funds’ 5% limitation on investing in income-producing securities (noted above), income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Structured Investments
A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act.

When-Issued or Delayed-Delivery Securities
Each Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults. It is the current policy of each Fund not to enter into when- issued commitments exceeding in the aggregate 25% of the market value of the Fund’s total assets, less liabilities other than the obligations created by when-issued commitments.

OTHER INVESTMENTS

Investment Company Securities
The Funds may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, a Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of such Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by a Fund, do not exceed 10% of the value of the Fund’s total assets. The Funds may exceed these limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Despite these restrictions, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Funds may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Funds.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor and/or Sub-Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on a Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of the Funds. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Reverse Repurchase Agreements
The Funds may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Each Fund may invest a maximum of 10% of total assets in reverse repurchase agreements. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Funds.

SHORT-TERM INVESTMENTS

The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. These short-term instruments which the Funds may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Securities” above. Such risks include impact to the Fund from future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Funds may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor or the Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor or the Sub-Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor or the Sub-Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Repurchase Agreements
The Funds may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor or the Sub-Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Illiquid and Restricted Securities
Each Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Advisor and the Sub-Advisors the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between the Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of a Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the Securities Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund. However, investing in Rule 144A securities could result in increasing the level of a Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

OTHER STRATEGIES

Lending Portfolio Securities
Consistent with applicable regulatory requirements and each Fund’s investment restrictions, the Funds may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Funds will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Each Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Borrowing
Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Funds also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

TEMPORARY INVESTMENTS

The Funds may take temporary defensive measures that are inconsistent with each Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Funds also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by a Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

Europe
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the Euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments due to the interconnected nature of the global economy and capital markets. The Funds may also be susceptible to these events to the extent that a Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Cyber Security Risk
Investment companies, such as the Funds, and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting a Fund or the Advisor, its Sub-Advisor, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. A Fund’s investment objective(s) is a non-fundamental policy and may be changed without shareholder approval.

Neither Fund may:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities);

5.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as REITs;

6.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.	Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of the Fund’s net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation.

MANAGEMENT OF THE FUNDS

Trustees and Officers
The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Sub-Advisors, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor and Sub-Advisors are responsible for making day-to-day investment decisions in accordance with the Funds’ investment objectives, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 - 2012).	77	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996 - present).	77	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Board Member Emeritus, NICSA, an investment management trade association (2012 – present).	77	None.
Interested Trustees:
John P. Zader [a] ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Funds (2006 - June 2014). President, Investment Managers Series Trust (December 2007 – June 2014).	77	Investment Managers Series Trust II, a registered investment company
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 – present).	77	Investment Managers Series Trust II, a registered investment company
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (2004 – 2007).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 – present).	N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009-2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
		N/A	N/A

a	Address for certain Trustees and certain officers: 235 W Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

Compensation
Each Independent Trustee and Mr. Zader receives from the Trust a quarterly retainer of $23,000, and $4,000 for each special in-person meeting attended and $1,000 for each telephonic meeting attended at which Board action is taken. In addition, Ms. Rabun receives an additional annual retainer of $12,000 for serving as Chairperson of the Board; each of Mr. Young and Mr. Miller receives an additional annual retainer of $8,000 for serving as Audit Committee Chair and Valuation Committee Chair, respectively; Mr. Young, who serves as Chair of the Derivatives Risk Oversight Committee (the “Derivatives Committee”), receives a fee of $1,000 for each meeting of that Committee; and Mr. Miller, who serves as Chair of the Nominating and Governance Committee (the “Nominating Committee”), receives a fee of $1,000 for each meeting of that Committee. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

	AAM/Bahl & Gaynor Income Growth Fund[1]	AAM Select Income Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust (66 funds) Paid to Trustees[1]
Independent Trustees
Charles H. Miller, Trustee and Valuation Committee Chair	$1,595	$1,428	None	None	$84,000
Ashley Toomey Rabun, Trustee and Chairperson	$1,652	$1,485	None	None	$87,000
William H. Young, Trustee, Derivative Committee Chair and Audit Committee Chair	$1,618	$1,451	None	None	$85,000
Interested Trustee: John P. Zader[2]	$0	$0	None	None	$0

Mr. Banhazl is not compensated for his service as Trustee because of his affiliation with the Trust. Officers of the Trust are not compensated by the Funds for their services.

Additional Information Concerning the Board and the Trustees
The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their current and former positions with the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•	Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has four standing committees: the Audit Committee, the Derivatives Risk Oversight Committee (the “Derivatives Committee”), the Nominating and Governance Committee (the “Nominating Committee”), and the Valuation Committee.

•	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust’s annual audit and any matters bearing on the audit or the Funds’ financial statements and to assist the Board’s oversight of the integrity of the Funds’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust. The Audit Committee met two times during the fiscal year ended June 30, 2014 with respect to the AAM/Bahl & Gaynor Income Growth Fund and the AAM Select Income Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•	The Derivatives Committee reviews the types of investments in derivatives made by various series of the Trust. The Derivatives Committee conducts meetings periodically as needed in order to inform the Board of Trustees about various series’ derivatives positions, related valuation issues and such other matters related to derivatives as the Committee determines. The Derivatives Committee is comprised of Messrs. Young and Miller and is chaired by Mr. Young. The Funds did not invest in derivatives for the fiscal year ended June 20, 2014. The Derivatives Committee did not meet during the fiscal year ended June 30, 2014 with respect to the AAM/Bahl & Gaynor Income Growth Fund and the AAM Select Income Fund.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board and meets from time to time as needed but at least annually. The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller. The Nominating Committee met once during the fiscal year ended June 30, 2014.

•	The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed. The Valuation Committee did not meet during the fiscal year ended June 30, 2014 with respect to the AAM/Bahl & Gaynor Income Growth Fund. The Valuation Committee met two times during the fiscal year ended June 30, 2014 with respect to the AAM Select Income Fund.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Funds face a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the overall supervision of the Board, the Advisor, the Sub-Advisors and other service providers to the Funds employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ CCO, the Advisor’s and Sub-Advisors’ management, and other service providers (such as each Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees. Certain information regarding ownership by the Trustees of the Funds and other series of the Trust, as of December 31, 2013, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	$1-$10,000
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	None
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	$10,001-$50,000

Control Persons, Principal Shareholders, and Management Ownership
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Control Persons	Jurisdiction	Percentage of Total Outstanding Shares of the Class as of October 2, 2014
AAM/Bahl & Gaynor Income Growth Fund
Class A
Raymond James Omnibus For Mutual Funds Saint Petersburg, FL 33716	Florida	35.12%
AAM Select Income Fund
Class A
NFS LLC FEBO NFS FMTC Rollover IRA Plymouth, MN 55467	Minnesota	98.72%
Class C
NFS LLC FEBO FMTC Custodian- Roth IRA Moscow, ID 83843	Idaho	83.98%
Class I
MBIA Insurance Corporation Purchase, NY 10577	New York	100.00%

Principal Shareholders	Percentage of Total Outstanding Shares of Fund as of October 2, 2014
AAM/Bahl & Gaynor Income Growth Fund
Class A
Raymond James Omnibus For Mutual Funds Saint Petersburg, FL 33716	24.07%
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers San Francisco, CA 94105	17.19%
Class C
Raymond James Omnibus For Mutual Funds Saint Petersburg, FL 33716	35.39%
AAM Select Income Fund
Class A
NFS LLC FEBO NFS FMTC Rollover IRA Plymouth, MN 55467	98.72%
Class C
NFS LLC FEBO FMTC Custodian- Roth IRA Moscow, ID 83843	83.98%
Advisors Asset Management Inc. Monument, CO 80132	16.02%

Class I
MBIA Insurance Corporation Purchase, NY 10577	100.00%

As of October 2, 2014, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of either Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Sub-Advisors, the Funds’ distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates. Accordingly, neither the Independent Trustees nor members of their immediate families, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisors, the Distributor or any of their affiliates.

The Advisor

Advisors Asset Management, Inc.,18925 Base Camp Road, Monument, Colorado 80123, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement with each Fund (the “Advisory Agreement”). The Advisor is 100% owned by AAM Holdings, Inc.

Pursuant to the terms of the Advisory Agreement, the Advisor provides the Funds with investment advice, makes recommendations with respect to the selection and continued employment of Sub-Advisors to manage the Funds’ assets, performs diligence on and monitors any such Sub-Advisors, investment performance and adherence to compliance procedures, and oversees the investments made by the Sub-Advisors. The Advisor also continuously monitors the Sub-Advisors’ compliance with the Funds’ investment objectives, policies and restrictions. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to a Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of a Fund’s average daily net assets specified in the Prospectus.

The Sub-Advisors

AAM/Bahl & Gaynor Income Growth Fund
Bahl & Gaynor, Inc., 212 East Third Street, Suite 200, Cincinnati, Ohio, 45202 is the sub-advisor for AAM/Bahl & Gaynor Income Growth Fund. Bahl & Gaynor is 100% owned by employees. The majority shareholder is William F. Bahl and Vere W. Gaynor.

AAM Select Income Fund
Cutwater Investor Services Corp. (“Cutwater” or “CISC”), 200 Park Avenue, 7th Floor, New York, New York 10166, is the sub-advisor for AAM Select Income Fund, under the brand Insight Investment. Insight Investment includes Insight Management (Global) Limited, Pareto Investment Management Limited , Cutwater Asset Management Corp. and CISC, each of which provides asset management services and which is associated with a broader group of global investment managers that also (individually and collectively) use the corporate brand Insight Investment and may be referred to as “Insight”, “Insight Group” or “Insight Investment”.

The Sub-Advisory Agreement for each Fund will remain in effect for an initial two-year period. After its initial two-year period, the Sub-Advisory Agreement for a Fund will continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting shares of a Fund and (ii) the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of the Advisor or the Sub-Advisor or the Trust. Each Sub-Advisory Agreement provides that the Sub-Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the relevant Fund’s in the absence of a disqualifying act. Each Sub-Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act) or termination of the Advisory Agreement, and is terminable without penalty on 60 days’ written notice by the Sub-Advisor, by the Advisor by either a majority vote of the relevant Fund’s shareholders or a majority vote of the Board, including a majority of the Independent Trustees.

Fund Expenses
Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of a Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40%, 2.15% and 1.15% of the average daily net assets of the AAM/Bahl & Gaynor Income Growth Fund's Class A, Class C and Class I shares, respectively; do not exceed to 0.99%, 1.74% and 0.74% of the average daily net assets the AAM Select Income Fund’s Class A, Class C, and Class I shares, respectively. Each agreement is effective until October 31, 2015, and it may be terminated before that date only by the Trust's Board of Trustees.

Any reduction in advisory fees or payment of a Fund’s expenses made by the Advisor in a fiscal year may be reimbursed by the Fund for a period of three years from the date of reduction or payment if the Advisor so requests. This reimbursement may be requested from a Fund if the aggregate amount of operating expenses for the relevant class for such fiscal year, as accrued each month, in addition to the reimbursement amount, does not exceed the lesser of (a) the limitation with respect to such class on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation with respect to such class on Fund expenses at the time of the request. However, the reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor with respect to the class and will not include any amounts previously reimbursed to the Advisor by the Fund with respect to the class. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Fund with respect to a class in a fiscal year (including the amount of the reimbursement) to exceed the applicable limitation on Fund expenses for such fiscal year. A Fund must pay current ordinary operating expenses with respect to a class before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The Funds paid the following advisory fees to the Advisor:

AAM/Bahl & Gaynor Income Growth Fund	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the Period July 5, 2012 (commencement date) through June 30, 2013	$13,927	$13,927	$0
For the fiscal year ended June 30, 2014	$117,736	$117,736	$0

AAM Select Income Fund	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the Period April 19, 2013 (commencement date) through June 30, 2013	$26,699	$29,699	$0
For the fiscal year ended June 30, 2014	$141,842	$141,842	$0

Other Accounts Managed by the Portfolio Managers.

AAM/Bahl & Gaynor Income Growth Fund As of June 30, 2014, certain information on other accounts managed by the Fund’s portfolio managers is set forth below.

William F. Bahl, CFA, CIC
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,741	$12.0 billion*	None	$0

Vere W. Gaynor
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,741	$12.0 billion*	None	$0

George G. Strietmann, CFA, CIC
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,741	$12.0 billion*	None	$0

Charles A. Pettengill, CFA, CIC, CPA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,741	$12.0 billion*	None	$0

Eleanor K. Moffat, CFA, CIC
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,741	$12.0 billion*	None	$0

Scott D. Rodes, CFA, CIC
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,741	$12.0 billion*	None	$0

Lori A. Hudson
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,741	$12.0 billion*	None	$0

Edward A. Woods, CFA, CIC
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,741	$12.0 billion*	None	$0

John B. Schmitz, CFA, CIC
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,741	$12.0 billion*	None	$0

Ellis D. Hummel, CFP
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,741	$12.0 billion*	None	$0

Stephanie S. Thomas, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,741	$12.0 billion*	None	$0

Nicholas W. Puncer, CFA, CFP
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,741	$12.0 billion*	None	$0

Christopher M. Rowane, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,741	$12.0 billion*	None	$0

W. Jeff Bahl
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,741	$12.0 billion*	None	$0

James E. Russell, Jr., CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	1,819	$13.2 billion	None	$0

*	All assets and accounts in separately managed accounts where Bahl & Gaynor receives a percentage fee of all assets under management/advisement.

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the Sub-Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Sub-Advisor’s trade allocation policy.

Compensation. Each portfolio manager receives a base salary from the Sub-Advisor, a discretionary bonus, and contributions to a retirement plan. No payment or portfolio manager compensation formulas are tied to the Fund or its performance. In addition, the portfolio managers that are principal owners of Bahl & Gaynor receive benefits indirectly from the revenue generated from the firm. The portfolio managers are not entitled to any deferred benefits.

Ownership of the Fund by the Portfolio Managers. The following chart sets forth the dollar range of shares owned by each portfolio manager in the Fund as of June 30, 2014.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
William F. Bahl, CFA, CIC	$100,001-$500,000
Vere W. Gaynor	$50,001-$100,000
George G. Strietmann, CFA, CIC	$100,001-$500,000
Charles A. Pettengill, CFA, CIC, CPA	$10,001-$50,000
Eleanor K. Moffat, CFA, CIC	$1-$10,000
Scott D. Rodes, CFA, CIC	$10,001-$50,000
Lori A. Hudson	$10,001-$50,000
Edward A. Woods, CFA, CIC	$100,001-$500,000
John B. Schmitz, CFA, CIC	$10,001-$50,000
Ellis D. Hummel, CFP	$1-$10,000
Stephanie S. Thomas, CFA	None
Nicholas W. Puncer, CFA, CFP	None
Christopher M. Rowane, CFA	None
W. Jeff Bahl	None
James E. Russell, Jr., CFA	None

AAM Select Income Fund
As of June 30, 2014, certain information on other accounts managed by the Fund’s portfolio managers is set forth below:

Clifford D. Corso
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	2	$269.0 million	None	$0
Other Pooled Investments	2	$ 90.3 million	None	$0
Other Accounts	3	$234.8 million	None	$0

E. Gerard Berrigan
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	None	$0
Other Pooled Investments	None	$0	None	$0
Other Accounts	14	$4,888.2 million	None	$0

Gautam Khanna, CFA, CPA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	2	$269.0 million	None	$0
Other Pooled Investments	2	$ 90.3 million	None	$0
Other Accounts	3	$234.8 million	None	$0

Material Conflicts of Interest. Material conflicts of interest identified by the Sub-Advisor may arise in connection with a portfolio manager’s management of the Fund in addition to other funds and/or accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. For example, conflicts may arise in cases where multiple Cutwater and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. Additionally, a portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than the Fund or that may have a performance fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons, certain investments could be made for some accounts and not others, or conflicting investment positions could be taken among accounts. The Sub-Advisor has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Sub-Advisor seeks to provide best execution of all securities transactions and aggregates and then allocates securities to client accounts in a fair and timely manner. To this end, the Sub-Advisor has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Compensation. Portfolio managers are compensated with a base salary and bonus. Portfolio managers’ compensation is not based on the performance of individual accounts. The base salary for a portfolio manager is a fixed amount. The bonus is variable and is made up of two elements: discretionary annual cash amount, and for key staff, deferred pay into the firm’s Long Term Incentive Plan. Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total compensation is competitive. The Sub-Advisor has a 401(k) plan and matches funds for employee contributions up to 5%, in addition to offering a benefits package.

Ownership of the Fund by the Portfolio Managers. The following chart sets forth the dollar range of shares owned by each portfolio manager in the Fund as of June 30, 2014.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Clifford D. Corso	None
E. Gerard Berrigan	None
Gautam Khanna, CFA, CPA	None

Service Providers
Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds. The Co-Administrators provide certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, each Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of each Fund’s average daily net assets:

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

The Funds paid the following co-administrator fees:

Co-Administration Fees
AAM/Bahl & Gaynor Income Growth Fund
For the period July 5, 2012 (commencement date) through June 30, 2013	$49,973
For the fiscal year ended June 30, 2014	$54,779

AAM Select Income Fund
For the period April 19, 2013 (commencement date) through June 30, 2013	$10,357
For the fiscal year ended June 30, 2014	$55,279

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of each Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out‑of‑pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Funds.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Funds. Its services include auditing each Fund’s financial statements and the performance of related tax services.

Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Funds. Morgan Lewis also serves as independent legal counsel to the Board of Trustees.

Distribution Agreement
IMST Distributors, LLC is the distributor (also known as the principal underwriter) of the shares of each Fund, and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the FINRA. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisors or any other service provider for the Funds.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of each Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The following tables show the aggregate amount of commissions and amount retained by the Distributor:

AAM/Bahl & Gaynor Income Growth Fund
Period	Amount of Commissions	Amount Retained
For the period July 7, 2012 (commencement date) through June 30, 2013	$89,628	$11,827
For the fiscal year ended June 30, 2014	$175,122	17,087

AAM Select Income Fund
Period	Amount of Commissions	Amount Retained
For the period April 19, 2013 (commencement date) through June 30, 2013	$0	$0
For the fiscal year ended June 30, 2014	$0	$0

Rule 12b-1 Plan
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") under which the Funds are authorized to pay fees to the Distributor as compensation for certain distribution and/or shareholder liaison services provided by the Distributor and other entities to the holders of Class A shares and Class C shares. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Distributor may pay or reimburse any or all amounts received under the 12b-1 Plan to other persons for any permissible distribution or shareholder liaison services activity conducted on behalf of the Funds. The 12b-1 Plan provides alternative methods for paying sales charges and may help the Funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Because 12b-1 fees are paid out of the Funds’ assets attributable to Class A shares and Class C shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The 12b-1 Plan provides that the distribution fees paid by Class A or Class C shares of the Funds may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker–dealers that engage in the distribution of the shares of such Class of the Funds; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Funds; (c) payments made pursuant to any dealer agreements between the Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Funds; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective shareholders of such Class of the Funds; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Funds; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Funds; and (h) reimbursement to the Advisor for expenses advanced on behalf of the Fund or Class with respect to such activities. The 12b-1 Plan is a compensation plan, which means that the Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Advisor for distribution-related expenditures.

The 12b-1 Plan requires the Distributor to prepare and submit to the Board, at least quarterly, written reports setting forth all amounts expended under the Plan. The 12b-1 Plan may not be amended to materially increase the amount to be paid by the Funds’ Class A shares and Class C shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The 12b-1 Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities. The 12b-1 Plan may be terminated with respect to the Funds’ Class A shares or Class C shares at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of the Funds’ Class A shares or Class C shares, respectively.

If the 12b-1 Plan is terminated for the Funds’ Class A shares and Class C shares in accordance with its terms, the obligation of the Funds to make payments to the Distributor pursuant to the 12b-1 Plan will cease and the Funds will not be required to make any payments past the termination date. Thus, there will be no legal obligation for the Fund to make any payments other than for fees already payable under the 12b-1 Plan, if the 12b-1 Plan is terminated in accordance with its terms for any reason.

The Funds paid the following 12b-1 fees for the fiscal year ended June 30, 2014:

Fund	12b-1 Fees Paid to Distributor
AAM/Bahl & Gaynor Income Growth Fund	$66,582
AAM Select Income Fund	$22

Shareholder Service Plan
The Board has adopted, on behalf of each Fund, a Shareholder Service Plan (the “Service Plan”) under which the Advisor will provide, or arrange for others (such as banks, trust companies, broker-dealers and other financial intermediaries (each, a “Service Organization”)) to provide, certain specified non-distribution shareholder servicing functions for Fund shares owned by its respective customers, including but not limited to (a) establishing and maintaining accounts and records relating to customers who invest in the Fund; (b) aggregating and processing orders involving Fund shares; (c) processing dividend and other distribution payments from the Fund on behalf of customers; (d) preparing tax reports or forms on behalf of customers; (e) forwarding communications from the Fund; (f) providing sub-accounting with respect to Fund shares; (g) providing customers with a service that invests the assets of their accounts in Fund shares pursuant to specific or pre-authorized instructions; and (h) providing such other similar services as the Advisor may reasonably request to the extent it or a Service Organization is permitted to do so under applicable statutes, rules or regulations.. The AAM/Bahl & Gaynor Income Growth Fund pays the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.15% of the Fund’s average daily net assets, payable monthly. The AAM Select Income Fund pays the Advisor or Service Organizations, as applicable, at an annual rate of up to 0.10% of the Fund’s average daily net assets, payable monthly.

The Funds paid the following shareholder servicing fees for the fiscal year ended June 30, 2014:

Fund	Shareholder Servicing Fees
AAM/Bahl & Gaynor Income Growth Fund	$10,148
AAM Select Income Fund	$6,405

Dealer Reallowances
A Fund’s shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of a Fund. The Advisor, a registered broker-dealer, may receive sales charges from a Fund's Distributor for activities relating to the marketing of a Fund’s shares pursuant to an agreement with the Fund's Distributor. More detailed information on the sales charge and its application is contained in the Prospectus.

Marketing and Support Payments
The Advisor, out of its own resources and without additional cost to a Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of a Fund. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of a Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement and Sub-Advisory Agreements, the Advisor and the relevant Sub-Advisor determine which securities are to be purchased and sold by the relevant Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor and Sub-Advisors will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor and Sub-Advisors that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. Each of the Advisor and the Sub-advisors considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement and Sub-advisory Agreement with respect to a Fund, to be useful in varying degrees, but of indeterminable value.

While it is each Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to its Sub-Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Sub-Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by a Sub-Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of a Sub-Advisor’s overall responsibilities to the relevant Fund.

Investment decisions for a Fund are made independently from those of other client accounts that may be managed or advised by the Advisor or a Sub-advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the relevant Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the relevant Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s or Sub-Advisor’s other client accounts. If one or more of such client accounts simultaneously purchases or sells the same security that the relevant Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor or Sub-Advisor, taking into account the respective sizes of the accounts, the amount being purchased or sold in relation to Advisor’s or a Sub-Advisor’s target position in that particular security for the Fund and the client accounts, and cash position. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the relevant Fund is concerned. In other cases, however, it is believed that the ability of the relevant Fund to participate in volume transactions may produce better executions for the Fund.

The Funds do not effect securities transactions through brokers in accordance with any formula, nor do the Funds effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect the purchase of the Funds’ shares for their customers.

The Funds paid the following brokerage and soft-dollar commissions:

Fund/Period	Broker Commissions	Soft Dollar
AAM/Bahl & Gaynor Income Growth Fund
For the period July 5, 2012 (commencement date) through June 30, 2013	$7,040	$649
For the fiscal year ended June 30, 2014	$25,967	$19,475

AAM Select Income Fund
For the period April 19, 2013 (commencement date) through June 30, 2013	$ 0	$ 0
For the fiscal year ended June 30, 2014	$ 0	$ 0

The following table indicates the value of the AAM Select Income Fund’s aggregate holdings of the securities of its regular brokers or dealers for the fiscal year ended June 30, 2014.

Amount
HSBC Capital Funding LP	$589,537
Citigroup, Inc.	585,037
Morgan Stanley	542,004
Bank of America Corp.	536,177
JP Morgan Chase & Co.	439,633

PORTFOLIO TURNOVER

Although a Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

The AAM/Bahl & Gaynor Income Growth Fund’s portfolio turnover rate for the period July 5, 2012 (commencement date) through June 30, 2013 and for the fiscal year ended June 30, 2014 were 28% and 33%, respectively. The AAM Select Income Fund’s portfolio turnover rate for the period April 19, 2013 (commencement date) through June 30, 2013 and for the fiscal year ended June 30, 2014 were 15% and 32%, respectively.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Funds’ proxies to the Advisor and/or Sub-Advisors, as applicable, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor and Sub-Advisors vote proxies received in a manner consistent with the best interests of the relevant Fund. The Trust Policies also require the Advisor and Sub-Advisors to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor Policies”), each Sub-advisor’s Proxy Voting Policies and Procedures (“Sub-Advisors Policies”) and a record of each proxy voted by the Advisor and a Sub-Advisor on behalf of the relevant Fund, including a report on the resolution of all proxies identified by the Advisor and Sub-Advisor as involving a conflict of interest. See Appendix B for the Advisor Policies, the Sub-Advisors Policies and the Trust Policies. The Trust Policies and the Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by the Funds. The Trust’s Chief Compliance Officer (“CCO”) will review the Trust Policies and Advisor Policies on a regular basis. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests, a Sub-Advisor’s interests and the Funds’ interests, the Advisor and Sub-Advisor will resolve the conflict by following the Advisor’s or Sub-Advisor’s policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-966-9661 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of each Fund. The Disclosure Policy applies to each Fund, the Advisor, the Sub-Advisors, and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Morgan Lewis, and the Funds’ independent registered public accounting firm, Tait, Weller & Baker LLP (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Funds’ portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Funds and the Advisor to the Funds’ shareholders. The Funds and the Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor, Sub-Advisors or any affiliated person of the Advisor or Sub-Advisors) in connection with the disclosure of portfolio holdings information of the Funds. The Funds’ Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been (1) posted to the Funds’ public website (www.aammutualfunds.com) or (2) disclosed in periodic regulatory filings on the SEC's website (www.sec.gov). Management of each Fund may make publicly available the Fund’s portfolio holdings on the Funds’ public website no earlier than five days after the date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, a Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) a Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, Sub-advisors, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for a Fund, (iii) evaluation service providers (as described below) and (iv) shareholders receiving in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar, Inc. and Lipper, Inc., if the Funds have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Funds’ non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. A Fund may, in certain circumstances, pay redemption proceeds to a shareholder by an in-kind distribution of portfolio securities (instead of cash). In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information and not to trade portfolio securities based on the non-public holdings information.

Other Entities. Pursuant to the Disclosure Policy, a Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

Current Arrangements Regarding Disclosure of Portfolio Holdings. As of the date of this SAI, the Trust or a Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) AAM (the Advisor), Cutwater Investor Services Corp. and Bahl & Gaynor, Inc. (the Sub-advisors), MFAC and UMBFS (the Trust's Co-Administrators) and UMB Bank, n.a. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Tait, Weller & Baker LLP, (independent registered public accounting firm), Morgan Lewis (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; and (iii) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Funds’ portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

Portfolio holdings are disclosed on a daily basis to BlackRock Solutions, TerraNua/MyComplianceOffice, FactSet Research Systems Inc., Glass Lewis & Co., Markit Group (Quantitative Services Group LLC). Portfolio holdings are disclosed to J.P. Morgan Securities on a monthly basis, with a lag time of five calendar days. Portfolio holdings are disclosed to Barclays Capital Inc. (POINT software), CADIS Software Limited, Citigroup (Yield Book software) and TATA Consulting periodically, as needed, with no delay. Cognizant Technology Solutions and SS&C Technologies are information technology consultants that may access daily holdings information as needed.

DETERMINATION OF NET ASSET VALUE

The NAVs of each Fund’s shares will fluctuate and are determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) each business day. The NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of each Class of a Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

An example of how each Fund calculated the NAV as of June 30, 2014 is as follows:

AAM/Bahl & Gaynor Income Growth Fund:

Class A Shares
$26,509,324	=	$13.15
2,015,933

Class C Shares
$9,205,012	=	$13.08
703,538

Class I Shares
$665,525	=	$13.16
50,586

AAM Select Income Fund

Class A Shares
$40,623	=	$10.03
4,052

Class C Shares
$515.78	=	$10.02
51.458

Class I Shares
$26,079,777	=	$10.02
2,602,114

Generally, each Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Fund’s Sub-Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

A Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of each Fund’s fair value methodology. Each Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of the Funds are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Funds, you must invest the initial minimum investment for the relevant class of shares. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Funds’ securities or making such sale or the fair determination of the value of the Funds’ net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, a Fund may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In Kind
The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets). Each Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Funds do not intend to hold any significant percentage of their portfolio in illiquid securities, although a Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, a Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Funds do not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Funds and their shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund intends to elect to be treated and intends to qualify each year to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code by complying with all applicable requirements of the Internal Revenue Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, (generally including MLPs) other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, neither Fund will be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to avoid liability for federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. A Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Funds’ policy is to distribute to their shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gains for each fiscal year in a manner that complies with the distribution requirements of the Internal Revenue Code, so that the Funds will not be subject to any federal income or excise taxes.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or to meet certain minimum distribution requirements under the Internal Revenue Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders will be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Internal Revenue Code (generally dividends received from U.S. domestic corporations and certain qualified foreign corporations provided that certain holding period and other requirements are met), generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Funds report the amount distributed as qualified dividend income.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of a Fund. Each Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Dividends paid by a Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Internal Revenue Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of each Fund's investment policies, it is expected that dividends from domestic corporations will be part of each Fund's gross income and that, accordingly, a portion of the distributions by the Funds will be eligible for treatment as qualified dividend income and for the dividends received deduction. However, the portion of the Fund's gross income attributable to qualified dividend income and qualifying dividends is largely dependent on the Fund's investment activities for a particular year and, therefore, cannot be predicted with any certainty. Qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends and distributions from a Fund and net gain from redemptions of a Fund’s shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax.

Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional recapture income.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year. If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Any loss realized upon redemption or exchange of shares held for six months or less will be treated as a long‑term capital loss to the extent of any amounts treated as distributions of long‑term capital gains during such six‑month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations considering their individual circumstances.

A Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Internal Revenue Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. Each Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

A Fund's transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of a Fund.

A Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes. Neither Fund expects to satisfy the requirements for passing through to its shareholders their respective pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Internal Revenue Code or of any other income realized by a Fund that is deemed, under the Internal Revenue Code, to be U.S.-source income in the hands of a Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. Each Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). PFICs may be the only or primary means by which a Fund may invest in some countries. If a Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on either the Funds or shareholders with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Funds to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Funds, the Funds may be required to liquidate portfolio securities that they might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Funds. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Funds may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or at a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. The effectively connected dividends in this particular instance will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or at a lower rate, depending on the applicable tax treaty). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

This 30% withholding tax generally does not apply to distributions of net capital gains. For Fund taxable years beginning before January 1, 2014, this 30% withholding tax will also not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder has to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Distributions and redemption payments and certain capital gain dividends paid after June 30, 2014 (or in certain cases, after later dates) to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, will generally be subject to withholding tax at a 30% rate. Withholding on such payments will begin at different times depending on the type of payment, the type of payee, and when the shareholder’s account is or was opened. In general, withholding with respect to ordinary dividends began on July 1, 2014 although in many cases withholding on ordinary dividends will begin on a later date. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2017. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Each Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Prospective shareholders of the Funds should consult their own tax advisors concerning the effect of owning shares of the Funds in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Each Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short‑term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long‑term capital gain or loss recognition or otherwise producing long‑term capital gains and losses, the Fund will have a net long‑term capital gain. After deduction of the amount of any net short‑term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long‑term capital gains in the hands of the shareholders regardless of the length of time a Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAVs on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

GENERAL INFORMATION

Investment Managers Series Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged to and among the existing series in the sole discretion of the Trustees. Each share of a Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. With respect to each Fund, the Trust currently offers three classes of shares: Class A, Class C and Class I. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre‑emptive or conversion rights. Shares when issued are fully paid and non‑assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.

Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two‑thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise ministerial in nature. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f‑2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust, the Advisor and each Sub-Advisor have adopted Codes of Ethics under Rule 17j‑1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

Incorporated by reference herein is each Fund’s Annual Report to shareholders for the fiscal year ending June 30, 2014 which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. A copy of the Funds’ Annual Report can be obtained at no charge by calling 1-888-966-9661 or writing the Funds.

APPENDIX “A”
DESCRIPTION OF CREDIT RATINGS

Standard & Poor’s Corporation
A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt
An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade
AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating
Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C	The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r	The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*	Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities
AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A	An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB	As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.
A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt
The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba,	B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)	When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans
MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings
aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba	Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

APPENDIX “B”
PROXY POLICIES AND GUIDELINES
 FOR THE TRUST, ADVISOR AND SUB-ADVISORS

INVESTMENT MANAGERS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

Investment Managers Series Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors
The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders
If a Fund or an Advisor has a web site, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator within 15 days following the end of each calendar quarter. The Trust’s co-administrator, MFAC will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Advisors Asset Management, Inc.

Proxy Voting Policy

Advisors Asset Management, Inc., as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Our firm votes Proxies for primary accounts and may vote for Sub-Advised accounts if so contracted for by the primary advisor, including some ERISA accounts. That is, unless the authority to vote has been expressly (and properly) reserved or delegated to another fiduciary in accordance with ERISA, the fiduciary who is responsible for the management of securities held by a plan will also be responsible for voting those securities.

Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility
Sr. Executive Vice President, Asset Management (see Schedule X), has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure
Advisors Asset Management, Inc. has adopted procedures to implement the department's policy and conducts reviews to monitor and ensure the department's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures
•	All employees will forward any proxy materials received on behalf of clients to Sr. Executive Vice President, Asset Management;
•	Sr. Executive Vice President, Asset Management will determine which client accounts hold the security to which the proxy relates;
•	Absent material conflicts, Sr. Executive Vice President, Asset Management, or designee, will determine how Advisors Asset Management, Inc. should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure
•	Advisors Asset Management, Inc. will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Advisors Asset Management, Inc. voted a client’s proxies, and that clients may request a copy of the firm's proxy policies and procedures.
•	Advisors Asset Management, Inc. uses ProxyEdge, a third party proxy voting platform, to aid in the voting process as well as record maintenance. Votes are submitted through the platform in accordance with Advisors Asset Management, Inc. written voting policies and procedures. Voting records are maintained through the platform in accordance with Advisors Asset Management, Inc. written policies and procedures.
•	Advisors Asset Management, Inc. or designee, will also send a copy of this summary to all existing clients who have previously received Advisors Asset Management, Inc. Form ADV Part 2; or Sr. Executive Vice President or designee, Asset Management, may send each client the amended Form ADV Part 2.

Client Requests for Information
•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Sr. Executive Vice President, Asset Management or Designee.
•	In response to any request Sr. Executive Vice President, Asset Management, or designee, will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Advisors Asset Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

Voting Guidelines
•	In the absence of specific voting guidelines from the client, Advisors Asset Management, Inc. will vote proxies in the best interests of each particular client. Advisors Asset Management, Inc.'s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Advisors Asset Management, Inc.'s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•	Advisors Asset Management, Inc. will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.
•	Advisors Asset Management, Inc. will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
•	In reviewing proposals, Advisors Asset Management, Inc. will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest
•	Advisors Asset Management, Inc. will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Advisors Asset Management, Inc. with the issuer of each security to determine if Advisors Asset Management, Inc. or any of its employees has any financial, business or personal relationship with the issuer.
•	If a material conflict of interest exists, Sr. Executive Vice President, Asset Management will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
•	Advisors Asset Management, Inc. will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping
Sr. Executive Vice President, Asset Management shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;
•	Each proxy statement that Advisors Asset Management, Inc. receives;
•	A record of each vote that Advisors Asset Management, Inc. casts;
•	Any document Advisors Asset Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Sr. Executive Vice President, Asset Management or proxy committee, if applicable.
•	A copy of each written request from a client for information on how Advisors Asset Management, Inc. voted such client’s proxies, and a copy of any written response.

Bahl & Gaynor Investment Counsel, Inc.

Proxy Voting Policy

Introduction
Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Policy
It is the policy of B&G to vote client proxies via a third party provider, Broadridge Financial Solutions, One Park Avenue, 14th Floor, New York, NY 10016. Broadridge receive the proxy voting materials, vote proxies pursuant to detailed policies and procedures on file with B&G, and make the proxy voting record available to B&G and its clients.

Recordkeeping
B&G must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:
• Any request, whether written (including e-mail) or oral, received by any employee of B&G, must be promptly reported to the Compliance Officer. All written requests must be retained in the permanent file.

• The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

• In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer will distribute to any client requesting proxy voting information the complete proxy voting record of B&G for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.1

[1]
For clients who have provided B&G with specific direction on proxy voting, the Compliance Officer will review the proxy voting record and permanent file in order to identify those proposals voted differently than how ISS voted clients not providing direction.

• Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of Bahl & Gaynor. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

• Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

• Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Disclosure
B&G will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation
The Compliance Officer is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Compliance Officer shall handle all responses to such solicitations.

Insight Investment

Proxy Voting Policy

Introduction

This Proxy Voting Policy ("Policy") for Cutwater reflects our duty as a fiduciary under the Investment Advisors Act of 1940 (the "Advisors Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede the specific guidelines in this Policy. Cutwater will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, Cutwater will maintain proxy voting records for our advisory clients consistent with the Advisors Act. For those of our clients that are registered investment companies, Cutwater will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by Cutwater as well as certain of our advisory clients: may participate in securities lending programs. If Cutwater is aware that a material event will occur affecting an investment on loan, Cutwater will be obligated to call such loan in time to vote the proxies; however, with respect to other voting matters involving securities on loan, Cutwater would generally not vote with respect to such securities.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy, proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well-being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or-perceived conflict of interest. For example, we may manage- assets of a pension plan of a company whose management is soliciting proxies, or a Cutwater employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of the conflict.

In furtherance of Cutwater’s goal to make proxy recommendations in the best interests of clients, Cutwater follows procedures designed to identify and address material conflicts that may arise between Cutwater’s interests and those of its clients before making voting recommendations.

Procedures for Identifying Conflicts of Interest
Cutwater will monitor the potential for conflicts of interest on the part of Cutwater with respect to proxy voting recommendations or directions both as a result of personal relationships, significant client relationships (those accounting for greater than 15% of annual revenues) or special circumstances that may arise during the conduct of Cutwater’s or its affiliates’ business.

Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

A	The Proxy Voting Portfolio Manager will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Cutwater’s decision-making. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with Cutwater or its affiliates, particularly MBIA, Inc., of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Proxy Voting Portfolio Manager shall maintain a written record of all materiality determinations, which will be reviewed periodically by the CCO or his designee.

B.	If it is determined that a conflict of interest is not material, Cutwater may give the directions or make the recommendations concerning the proxies, notwithstanding the existence of the conflict.

C.	If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:

•	disclosing the conflict to the client and obtaining its consent before voting;

•	suggesting to the client that it engage another party to make a recommendation;

•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

Cutwater shall maintain a written record of the method used to resolve a material conflict of interest.

Recordkeeping
Cutwater shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each recommendation;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by Cutwater that were material to a proxy voting recommendation or that memorialized the basis for that recommendation; and

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the time the last entry was made on such record, the first two years in Cutwater’s office.

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

The provisions of this Policy will be deemed applicable to decisions similar to voting proxies, such as tendering of securities, voting consents to corporate actions, and solicitations with respect to fixed income securities, where Cutwater may exercise voting authority on behalf of clients.

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

A. Social Issues,
B. Financial/Corporate Issues, and
C. Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed casting: a vote pursuant to these guidelines.

This Proxy Voting Policy will be reviewed at least annually.

SECTION I

ROUTINE MATTERS

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

Cutwater will normally support the following routine proposals:

1.	To increase authorized common shares.

2.	To -increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors.

4.	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors' liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

SECTION II

NON-ROUTINE PROPOSALS

A.	Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	'To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based -on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B.	Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

Voting, Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.

C.	Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We will generally vote in favor of the following management proposals:

1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known. as a "poison pill").

8.	To limit the ability of shareholders to nominate directors.

We will generally vote in favor of the following shareholder proposals:

1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti- shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board

6.	To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state, law.

10.	To require that "golden parachutes" be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.	To restore preemptive rights.

2,	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the .board.

7.	To dock director pay for failing to attend .board meetings.

SECTION III

VOTING PROCESS

Cutwater will designate a portfolio manager (the Proxy Voting Portfolio Manager), who is responsible for voting proxies for all advisory accounts and who will generally vote proxies in accordance with these guidelines. Where Cutwater is serving as investment advisor or sub- advisor for a registered investment company (the “Fund”), the Proxy Voting Portfolio Manager will be a portfolio manager for the Fund. In circumstances in which 1) the subject matter of the vote is not covered by these guidelines, 2) a material conflict of interest is present or, 3) we believe it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the Proxy Voting Portfolio Manager will discuss the matter with the CEO and Chief Investment Officer of Cutwater, who will be responsible for making the definitive determination as to how the proxy matter will be voted. The CEO/Chief Investment Officer may consult with the General Counsel, the CCO, or other investment personnel in making this determination.

Any questions regarding this Policy may be directed to the General Counsel of Cutwater.

Reapproved: December 2010